Exhibit 99.2

Supplemental Information

December 31, 2008

(Unaudited)

Sugar Land, TX	South San Francisco, CA	Dallas, TX	Walnut Creek, CA

Company Information (1)

Board of Directors

Robert R. Fanning, Jr.
Managing Director (Retired),
The Huron Consulting Group

James F. Flaherty III
Chairman and Chief Executive Officer
HCP, Inc.

Christine N. Garvey
Former Global Head of Corporate
Real Estate Services, Deutsche Bank AG

David B. Henry
Vice Chairman, President and Chief
Investment Officer, Kimco Realty Corporation

Lauralee E. Martin
Chief Operating and Financial Officer
Jones Lang LaSalle Incorporated

Michael D. McKee
Chief Executive Officer and Vice Chairman
(Retired), The Irvine Company

Harold M. Messmer, Jr.
Chairman and Chief Executive Officer
Robert Half International, Inc.

Peter L. Rhein
Partner, Sarlot & Rhein

Kenneth B. Roath
Chairman Emeritus, HCP, Inc.

Richard M. Rosenberg
Chairman and Chief Executive Officer
(Retired), BankAmerica Corporation

Joseph P. Sullivan
Chairman of the Board of Advisors
RAND Health

Senior Management

Jon M. Bergschneider
Senior Vice President
Life Science Estates

George P. Doyle
Senior Vice President
Chief Accounting Officer

James F. Flaherty III
Chairman and
Chief Executive Officer

Paul F. Gallagher
Executive Vice President
Chief Investment Officer

Edward J. Henning
Executive Vice President
General Counsel, Chief Administrative
Officer and Corporate Secretary

Thomas D. Kirby
Senior Vice President
Acquisitions and Valuations

Thomas M. Klaritch
Executive Vice President
Medical Office Properties

Brian J. Maas
Senior Vice President
Associate General Counsel and
Assistant Corporate Secretary

Dennis J. Martin
Senior Vice President
Financial Planning and Analysis

Randall W. Rohner
Senior Vice President
Life Science Estates

Timothy M. Schoen
Senior Vice President
Investment Management/Life Science Estates

Susan M. Tate
Senior Vice President
Asset Management

Mark A. Wallace
Executive Vice President
Chief Financial Officer and Treasurer

Other Information

Corporate Headquarters

3760 Kilroy Airport Way, Suite 300
Long Beach, CA 90806-2473
(562) 733-5100

Chicago Office
444 North Michigan Avenue, Suite 3230
Chicago, IL 60611

Nashville Office
3100 West End Avenue, Suite 800
Nashville, TN 37203

San Francisco Office
400 Oyster Point Boulevard, Suite 409
South San Francisco, CA 94080

Trading Symbol

HCP	Common Stock
HCP_pe	Series E Preferred Stock
HCP_pf	Series F Preferred Stock

Stock Exchange Listing

NYSE

Senior Debt Ratings

Moody’s	Baa3
Standard & Poor’s	BBB
Fitch	BBB

(1)             As of February 2, 2009.

See Reporting Definitions and Supplemental Financial Measures Disclosures

2

Highlights

Dollars in thousands, except per share data

	Three Months Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007

Revenues	$263,265	$254,281	$1,025,818	$907,361

NOI	213,290	202,721	827,263	718,524

Adjusted EBITDA	232,475	238,450	983,291	877,671

Net income applicable to common shares	35,089	45,013	427,365	567,885

FFO applicable to common shares	121,493	117,241	538,276	449,091

Per diluted common share:

EPS	$0.14	$0.21	$1.79	$2.71

FFO	0.48	0.54	2.25	2.14

FFO payout ratio per diluted common share	95%	82%	81%	83%

Adjusted fixed charge coverage	2.3x	2.0x	2.3x	2.1x

Financial leverage	47.6%	57.4%	47.6%	57.4%

Fourth Quarter Highlights(1)		Total Assets Under Management: $13.2 billion(2)

•	Diluted FFO per share of $0.48, including merger-related charges and impairments of $0.06 per share

•	Completed $200 million unsecured term loan

•	Negotiated early repayment of $120 million of mortgage debt at a discount

•	Transitioned 11-property senior housing portfolio to Emeritus Corporation

(1)       As of and for the quarter ended December 31, 2008.

(2)       Represents the historical cost of real estate owned by HCP, the carrying amount of debt investments and 100% of the cost of real estate owned by the Company’s Investment Management Platform, excluding assets under development and land held for future development, at December 31, 2008.

See Reporting Definitions and Supplemental Financial Measures Disclosures

3

Consolidated Balance Sheets

In thousands

	December 31,
	2008	2007
ASSETS
Real estate:
Buildings and improvements	$7,762,217	$7,493,944
Development costs and construction in progress	224,361	372,527
Land	1,551,168	1,564,820
Less accumulated depreciation and amortization	827,655	605,881
Net real estate	8,710,091	8,825,410

Net investment in direct financing leases	648,234	640,052
Loans receivable, net	1,076,392	1,065,485
Investments in and advances to unconsolidated joint ventures	272,929	248,894
Accounts receivable, net	34,211	44,892
Cash and cash equivalents	57,562	96,269
Restricted cash	35,078	36,427
Intangible assets, net	507,100	623,073
Real estate held for sale, net	15,423	425,137
Other assets, net	492,806	516,133
Total assets	$11,849,826	$12,521,772

LIABILITIES AND STOCKHOLDERS’ EQUITY
Bank line of credit	$150,000	$951,700
Bridge and term loans	520,000	1,350,000
Senior unsecured notes	3,523,513	3,819,950
Mortgage debt	1,641,734	1,277,291
Mortgage debt on assets held for sale	—	3,470
Other debt	102,209	108,496
Intangible liabilities, net	232,654	278,143
Accounts payable and accrued liabilities	211,691	238,093
Deferred revenue	60,185	51,649
Total liabilities	6,441,986	8,078,792

Minority interests:
Joint venture partners	12,912	33,436
Non-managing member unitholders	193,657	305,835
Total minority interests	206,569	339,271

Commitments and contingencies
Stockholders’ equity:
Preferred stock	285,173	285,173
Common stock	253,601	216,819
Additional paid-in capital	4,873,727	3,724,739
Cumulative dividends in excess of earnings	(130,068)	(120,920)
Accumulated other comprehensive loss	(81,162)	(2,102)
Total stockholders’ equity	5,201,271	4,103,709
Total liabilities and stockholders’ equity	$11,849,826	$12,521,772

See Reporting Definitions and Supplemental Financial Measures Disclosures

4

Consolidated Statements of Income

In thousands, except per share data

	Three Months Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Revenues:
Rental and related revenues	$226,295	$216,002	$878,899	$765,074
Tenant recoveries	20,992	21,945	82,847	64,854
Income from direct financing leases	14,503	14,815	58,149	63,852
Investment management fee income	1,475	1,519	5,923	13,581
Total revenues	263,265	254,281	1,025,818	907,361
Costs and expenses:
Depreciation and amortization	81,292	75,414	314,632	258,947
Operating	48,500	50,041	192,632	175,256
General and administrative	19,042	14,804	75,686	68,401
Impairments	14,026	—	24,660	—
Total costs and expenses	162,860	140,259	607,610	502,604
Other income (expense):
Gain on sale of real estate interest	—	—	—	10,141
Interest and other income, net	28,373	20,855	156,752	75,580
Interest expense	(83,902)	(101,045)	(348,402)	(355,479)
Total other income (expense)	(55,529)	(80,190)	(191,650)	(269,758)
Income before income taxes, equity income (loss) from unconsolidated joint ventures and minority interests’ share in earnings	44,876	33,832	226,558	134,999
Income taxes	512	(2,465)	(4,292)	(1,460)
Equity income (loss) from unconsolidated joint ventures	(410)	1,887	3,326	5,645
Minority interests’ share in earnings	(4,848)	(6,194)	(21,263)	(23,536)
Income from continuing operations	40,130	27,060	204,329	115,648
Discontinued operations:
Income (loss) before impairments and gain on sales of real estate, net of income taxes	(553)	11,920	18,353	69,783
Impairments	—	—	(2,791)	—
Gain on sales of real estate, net of income taxes	794	11,315	228,604	403,584
Total discontinued operations	241	23,235	244,166	473,367
Net income	40,371	50,295	448,495	589,015
Preferred stock dividends	(5,282)	(5,282)	(21,130)	(21,130)
Net income applicable to common shares	$35,089	$45,013	$427,365	$567,885

Basic earnings per common share:
Continuing operations	$0.14	$0.10	$0.77	$0.45
Discontinued operations	—	0.11	1.03	2.28
Net income applicable to common shares	$0.14	$0.21	$1.80	$2.73

Diluted earnings per common share:
Continuing operations	$0.14	$0.10	$0.77	$0.45
Discontinued operations	—	0.11	1.02	2.26
Net income applicable to common shares	$0.14	$0.21	$1.79	$2.71

Weighted average shares used to calculate earnings per common share:
Basic	252,497	215,645	237,301	207,924
Diluted	252,904	216,917	238,296	209,254

Dividends declared per common share	$0.455	$0.445	$1.82	$1.78

See Reporting Definitions and Supplemental Financial Measures Disclosures

5

Consolidated Statements of Cash Flows

In thousands

	Year Ended December 31,
	2008	2007
Cash flows from operating activities:
Net income	$448,495	$589,015
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	314,632	258,947
Discontinued operations	6,604	22,232
Amortization of above and below market lease intangibles, net	(8,440)	(6,056)
Stock-based compensation	13,765	11,408
Amortization of debt premiums, discounts and issuance costs, net	12,267	20,413
Recovery of loan losses	—	(386)
Straight-line rents	(39,463)	(49,725)
Interest accretion	(27,019)	(8,739)
Deferred rental revenue	13,931	9,027
Equity income from unconsolidated joint ventures	(3,326)	(5,645)
Distributions of earnings from unconsolidated joint ventures	6,745	5,264
Minority interests’ share in earnings	21,903	24,356
Gain on sales of real estate and real estate interest	(228,604)	(413,725)
Gain on early repayment of debt	(2,396)	—
Marketable securities (gains) losses, net	7,230	(2,233)
Derivative losses, net	4,577	—
Impairments of real estate and intangible assets, net	27,451	—
Impairments of investments in unconsolidated joint ventures	400	—
Changes in:
Accounts receivable	10,681	(13,115)
Other assets	(3,713)	(14,621)
Accounts payable and accrued liabilities	(7,023)	26,634
Net cash provided by operating activities	568,697	453,051

Cash flows from investing activities:
Cash used in other acquisitions and development of real estate	(155,531)	(425,464)
Lease commissions and tenant and capital improvements	(59,991)	(49,669)
Proceeds from sales of real estate	639,585	887,218
Cash used in SEUSA acquisition, net of cash acquired	—	(2,982,689)
Contributions to unconsolidated joint ventures	(3,579)	(3,641)
Distributions in excess of earnings from unconsolidated joint ventures	8,400	478,293
Purchase of marketable securities	(30,089)	(26,647)
Proceeds from sales of marketable securities	10,700	53,817
Proceeds from sales of interests in unconsolidated joint ventures	2,855	—
Principal repayments on loans receivable and direct financing leases	16,790	104,009
Investments in loans receivable and direct financing leases	(3,162)	(923,534)
Decrease in restricted cash	1,349	192
Net cash provided by (used in) investing activities	427,327	(2,888,115)

See Reporting Definitions and Supplemental Financial Measures Disclosures

6

Consolidated Statements of Cash Flows (continued)

In thousands

	Year Ended December 31,
	2008	2007
Cash flows from financing activities:
Net borrowings (repayments) under bank line of credit	(801,700)	327,200
Repayments of term and bridge loans	(1,030,000)	(1,904,593)
Borrowings under term and bridge loans	200,000	2,750,000
Repayments of mortgage debt	(225,316)	(97,882)
Issuance of mortgage debt	579,557	143,421
Repayments of senior unsecured notes	(300,000)	(20,000)
Issuance of senior unsecured notes	—	1,100,000
Settlement of cash flow hedges, net	(9,658)	—
Debt issuance costs	(12,657)	(27,044)
Net proceeds from the issuance of common stock and exercise of options	1,060,538	618,854
Dividends paid on common and preferred stock	(457,643)	(393,566)
Distributions to minority interests	(37,852)	(23,462)
Net cash provided by (used in) financing activities	(1,034,731)	2,472,928

Net increase (decrease) in cash and cash equivalents	(38,707)	37,864
Cash and cash equivalents, beginning of year	96,269	58,405
Cash and cash equivalents, end of year	$57,562	$96,269

See Reporting Definitions and Supplemental Financial Measures Disclosures

7

Consolidated Funds From Operations

Dollars in thousands, except per share data

	Three Months Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007

Net income applicable to common shares	$35,089	$45,013	$427,365	$567,885
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	81,292	75,414	314,632	258,947
Discontinued operations	192	3,885	6,604	22,232
Gain on sales of real estate and real estate interest	(794)	(11,315)	(228,604)	(413,725)
Equity (income) loss from unconsolidated joint ventures	410	(1,887)	(3,326)	(5,645)
FFO from unconsolidated joint ventures	5,909	6,981	24,125	22,800
Minority interests’ share in earnings(1)	4,848	6,364	21,903	24,356
Minority interests’ share in FFO	(5,453)	(7,214)	(24,423)	(27,759)
FFO applicable to common shares	$121,493	$117,241	$538,276	$449,091

Distributions on convertible units	$1,819	$4,846	$12,974	$14,933

Diluted FFO applicable to common shares	$123,312	$122,087	$551,250	$464,024

Basic FFO per common share	$0.48	$0.54	$2.27	$2.16

Diluted FFO per common share	$0.48	$0.54	$2.25	$2.14

Weighted average shares used to calculate diluted FFO per common share	256,847	227,014	244,974	217,240

Dividends declared per common share	$0.455	$0.445	$1.82	$1.78

FFO payout ratio per common share	94.8%	82.4%	80.9%	83.2%

Impact of merger-related charges and impairments	$15,150	$3,789	$31,748	$21,846

Per common share impact of merger-related charges and impairments on diluted FFO	$0.06	$0.01	$0.13	$0.10

FFO payout ratio per common share prior to merger-related charges and impairments	84.3%	80.9%	76.5%	79.5%

Consolidated selected supplemental cash flow information:
Impairments of real estate and intangible assets, net	$14,026	$—	$27,451	$—
Impairments of investments in unconsolidated joint ventures	400	—	400	—
Amortization of net below market lease intangibles	2,420	2,871	8,440	6,056
Stock-based compensation	3,128	2,892	13,765	11,408
Amortization of debt premiums, discounts and issuance costs, net	3,041	5,139	12,267	20,413
Straight-line rents	10,818	10,258	39,463	49,725
Interest accretion	6,885	2,311	27,019	8,739
Increase in deferred revenues – tenant improvement related	1,646	3,294	14,240	8,216
Increase (decrease) in SAB 104 deferred revenue	(3,942)	(3,204)	(309)	811
Lease commissions and tenant and capital improvements	15,257	22,640	59,991	49,669
Capitalized interest	5,011	8,322	27,490	12,346

HCP’s share of selected supplemental cash flow information from the Investment Management Platform
Amortization of net above market lease intangibles	$1,425	$288	$2,206	$1,016
Amortization of debt premiums, discounts and issuance costs, net	199	135	451	346
Straight-line rents	1,282	1,318	4,949	5,763
Lease commissions and tenant and capital improvements	938	429	2,241	820

(1)       In the three months ended December 31, 2007 and the years ended December 31, 2008 and 2007, included in discontinued operations, are minority interests’ share in earnings of $170,000, $640,000 and $820,000, respectively.

See Reporting Definitions and Supplemental Financial Measures Disclosures

8

Capitalization

Dollars in thousands

Debt Maturities and Scheduled Principal Repayments
December 31, 2008
	Bank Line of Credit(1)	Bridge and Term Loan	Senior Unsecured Notes	Mortgage Debt	Other Debt(2)	Consolidated Debt	HCP’s Share of Unconsolidated Mortgage Debt(3)	Total Debt
2009	$—	$320,000	$—	$155,347	$102,209	$577,556	$5,205	$582,761
2010	—	—	206,421	298,499	—	504,920	5,546	510,466
2011	150,000	200,000	300,000	137,570	—	787,570	6,224	793,794
2012	—	—	250,000	60,919	—	310,919	13,560	324,479
2013	—	—	550,000	233,068	—	783,068	44,508	827,576
2014	—	—	87,000	174,490	—	261,490	4,364	265,854
2015	—	—	400,000	279,536	—	679,536	15,070	694,606
2016	—	—	400,000	237,114	—	637,114	50,975	688,089
2017	—	—	750,000	3,203	—	753,203	201,648	954,851
2018	—	—	600,000	3,389	—	603,389	—	603,389
Thereafter	—	—	—	53,576	—	53,576	—	53,576
Subtotal	150,000	520,000	3,543,421	1,636,711	102,209	5,952,341	347,100	6,299,441

(Discounts) and premiums, net	—	—	(19,908)	5,023	—	(14,885)	(630)	(15,515)
Total	$150,000	$520,000	$3,523,513	$1,641,734	$102,209	$5,937,456	$346,470	$6,283,926

Weighted average interest rate	1.36%	2.76%	6.25%	6.10%	N/A	5.77%	5.70%	5.73%

Weighted average maturity in years	2.65	1.37	6.29	4.77	N/A	5.33	7.90	5.47

Capitalization Ratios
	December 31,
	2008	2007
Total Debt/Total Book Capitalization	53.7%	63.9%
Total Debt/Total Undepreciated Book Capitalization	49.3%	59.8%

Consolidated Debt/Consolidated Gross Assets	47.1%	57.3%
Financial Leverage (Total Debt/Total Gross Assets)	47.6%	57.4%

Consolidated Secured Debt/Consolidated Gross Assets	13.0%	9.7%
Total Secured Debt/Total Gross Assets	15.1%	11.8%

Consolidated Debt/Consolidated Market Capitalization	44.5%	48.0%
Total Debt/Total Market Capitalization	45.9%	49.2%

Variable Rate Debt
	December 31,
	2008	2007
Fixed and variable rate ratios

Fixed rate	85.8%	64.1%
Variable rate	14.2%	35.9%
	100.0%	100.0%

(1)       Funds from the bank line of credit were drawn for the early repayment of $120 million of mortgage debt with an original maturity date in January 2009.

(2)       Other debt represents non-interest bearing Life Care Bonds and occupancy fee deposits at three of the Company’s senior housing facilities, which are payable on-demand, under certain conditions.

(3)       Includes pro-rata share of the Company’s Investment Management Platform.

See Reporting Definitions and Supplemental Financial Measures Disclosures

9

Investments and Dispositions

As of and for the year ended December 31, 2008, dollars and square feet in thousands

Investments
Description	Capacity	Property Count	Segment	Investment
Property acquisition:
First quarter
California	104 units	1	Senior housing	$10,878

Weighted average yield on property acquisition				8.5%
Joint venture interest acquisition			Hospital/Skilled nursing	$29,137

Total fundings for development, tenant and capital improvements				$157,547

Total marketable securities purchased				$30,089

Total investments				$227,651

Dispositions
Description	Capacity	Property Count	Segment	Sales Price, Net of Costs
Property dispositions:
First quarter
Texas	450 beds	3	Skilled nursing	$26,775
Texas	80 units	1	Senior housing	2,875
				29,650
Second quarter
Various	1,103 beds	12	Hospital	310,518
Connecticut/Massachusetts/Rhode Island	N/A	6	Senior housing	15,301
Indiana	689 Sq. Ft.	13	MOB	86,970
California/Indiana	937 beds	9	Skilled nursing	70,444
				483,233
Third quarter
Arkansas/California/Virginia	345 beds	3	Hospital	116,521

Fourth quarter
Tennessee/Texas	101 Sq. Ft.	2	MOB	7,461
Alabama/Tennessee	150 units	2	Senior housing	5,920
				13,381

Total property dispositions				$642,785

Joint venture interest dispositions:
Indiana	104 units	2	Senior housing	$2,855

Total marketable securities sold				$10,700

Total dispositions				$656,340

See Reporting Definitions and Supplemental Financial Measures Disclosures

10

Development

As of December 31, 2008, dollars and square feet in thousands

Development Projects in Process
					Estimated
			Estimated	Rent	Rentable
			Completion	Commencement	Square
Name of Project	Location	Segment	Date	Date	Feet
Oyster Point II (Building A)	So. San Francisco, CA	Life science	4Q 2008	4Q 2008	122
Oyster Point II (Building B)	So. San Francisco, CA	Life science	4Q 2008	1Q 2009	129
Oyster Point II (Building C)	So. San Francisco, CA	Life science	4Q 2008	N/A	78
					329
Redevelopment
500/600 Saginaw	Redwood City, CA	Life science	4Q 2009	N/A	89
Modular Labs IV	So. San Francisco, CA	Life science	3Q 2010	N/A	97
Innovation Drive	San Diego, CA	MOB	3Q 2010	N/A	84
Folsom Blvd	Sacramento, CA	MOB	3Q 2010	N/A	92
					362

	Estimated total investment				$416,322

	Investment-to-date(1)				$292,526

	Percentage pre-leased				36%

Land Held for Future Development
				Estimated
				Rentable
			Gross Site	Square
Name of Project	Location	Segment	Acreage	Feet
Forbes Research Center	So. San Francisco, CA	Life science	7	326
Sierra Point	So. San Francisco, CA	Life science	23	540
Bressi I	Carlsbad, CA	Life science	23	397
Bressi II	Carlsbad, CA	Life science	18	300
Poway I	Poway, CA	Life science	41	676
Poway II	Poway, CA	Life science	31	585
Torrey Pines Science Center	Torrey Pines, CA	Life science	6	93
			149	2,917

Projects Placed in Service
			Date	Rentable
			Placed in	Square
Name of Project	Location	Segment	Service	Feet
East Grand (Building 8)	So. San Francisco, CA	Life science	2Q 2008	82
East Grand (Building 7)	So. San Francisco, CA	Life science	3Q 2008	93
East Grand (Building 9)	So. San Francisco, CA	Life science	3Q 2008	54

(1)       Investment-to-date includes $54 million of land, $63 million of buildings and $13 million of net intangible assets, which are not included in development costs and construction in progress on the Company’s consolidated balance sheet.

See Reporting Definitions and Supplemental Financial Measures Disclosures

11

Investment Management Platform

As of and for the year ended December 31, 2008, dollars in thousands

Unconsolidated Institutional Joint Ventures	Primary Segment	Date Established/ Acquired	HCP’s Ownership Percentage	Joint Venture’s Investment	HCP’s Net Equity Investment	HCP’s Investment Management Fee Income	Initial Term (in years)

HCP Ventures II	Senior housing	January-07	35%	$1,100,085	$141,632	$3,273	Indefinite
HCP Ventures III	Medical office	October-06	30%(1)	141,079	11,502	444	10
HCP Ventures IV	Medical office	April-07	20%	654,801	45,567	2,201	10
HCP Life Science	Life science	August-07	50%-63%	80,327	66,124	5	97-98
				$1,976,292	$264,825	$5,923

(1)       The Company owns an 85% interest in HCP Birmingham Portfolio LLC, which owns a 30% interest in HCP Ventures III.

See Reporting Definitions and Supplemental Financial Measures Disclosures

12

Investment Management Platform

In thousands

Funds From Operations
	Three Months Ended December 31, 2008				Three Months Ended December 31, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science(1)	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science
Net income (loss)	$2,671	$(76)	$(3,834)	$(5,604)	$2,599	$(314)	$(983)	$950
Depreciation and amortization of real estate and in-place lease intangibles	7,030	1,274	8,164	2,361	7,141	1,439	6,733	564
FFO	$9,701	$1,198	$4,330	$(3,243)	$9,740	$1,125	$5,750	$1,514

HCP’s pro rata share of FFO	$3,395	$359	$866	$(2,120)	$3,409	$338	$1,150	$872

Selected supplemental cash flow information:
Amortization of above (below) market lease intangibles, net	$762	$(141)	$266	$—	$746	$(141)	$349	$—
Amortization of debt premiums, discounts and issuance costs, net	249	38	476	8	169	38	300	9
Straight-line rents	(3,129)	(99)	(294)	(169)	(3,825)	(155)	(432)	244
Lease commissions and tenant and capital improvements	1,238	129	2,416	—	—	27	2,102	—

	Year Ended December 31, 2008				Year Ended December 31, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science(1)	HCP Ventures II	HCP Ventures III	HCP Ventures IV(2)	HCP Life Science(3)
Net income (loss)	$9,937	$318	$(10,240)	$(2,066)	$10,175	$268	$(4,415)	$1,555
Depreciation and amortization of real estate and in-place lease intangibles	28,454	5,057	27,481	4,069	28,544	4,891	17,066	940
FFO	$38,391	$5,375	$17,241	$2,003	$38,719	$5,159	$12,651	$2,495

HCP’s pro rata share of FFO	$13,437	$1,613	$3,448	$893	$13,552	$1,548	$2,530	$1,448

Selected supplemental cash flow information:
Amortization of above (below) market lease intangibles, net	$2,853	$(567)	$1,153	$—	$2,837	$(567)	$967	$—
Amortization of debt premiums, discounts and issuance costs, net	747	152	606	39	619	152	394	9
Straight-line rents	(12,513)	(364)	(2,409)	(24)	(15,298)	(719)	(1,768)	253
Lease commissions and tenant and capital improvements	1,238	156	7,114	677	—	178	3,832	—

(1)     For the three months ended December 31, 2008, HCP Life Science ventures experienced a loss of $5.6 million primarily related to an allowance for straight line rent receivables and accelerated amortization of other assets.  At the date that we acquired this venture, straight-line rent receivables and other assets were not attributed any value relative to the Company’s investment in the venture; as such, the related allowance and accelerated amortization do not have an impact on the Company’s earnings or FFO.

(2)     At April 30, 2007, HCP Ventures IV’s assets were wholly owned by the Company; therefore amounts reflected represent the results of eight months of operations.

(3)     Acquired as part of the Company’s purchase of Slough Estates USA Inc. on August 1, 2007; therefore amounts reflected represent the results of five months of operations.

See Reporting Definitions and Supplemental Financial Measures Disclosures

13

Investment Management Platform

In thousands

Balance Sheets
	December 31, 2008				December 31, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science
ASSETS
Real estate:
Buildings and improvements	$935,211	$129,838	$523,750	$43,124	$936,095	$129,144	$515,520	$44,203
Development costs and construction in progress	2,819	367	2,599	513	—	551	4,709	—
Land	108,907	1,780	65,996	8,271	108,907	1,780	65,697	7,186
Less accumulated depreciation and amortization	60,143	9,412	38,184	26,398	33,965	6,092	19,384	22,761

Net real estate	986,794	122,573	554,161	25,510	1,011,037	125,383	566,542	28,628

Cash and cash equivalents and restricted cash	9,142	1,489	10,746	1,269	6,998	850	13,937	1,342
Other assets, net	36,914	4,045	13,326	3,145	25,434	4,346	8,265	8,551
Intangible assets, net	44,033	10,578	51,914	—	48,321	12,397	62,755	—

Total assets	$1,076,883	$138,685	$630,147	$29,924	$1,091,790	$142,976	$651,499	$38,521

LIABILITIES AND MEMBERS’ CAPITAL
Mortgage debt	$668,938	$91,730	$378,448	$15,844	$677,764	$91,730	$378,842	$19,019
Intangible liabilities, net	1,176	4,926	11,462	—	1,282	5,581	12,925	—
Accounts payable, accrued liabilities and deferred revenue	7,662	3,285	12,512	879	7,083	2,063	15,139	1,296
Total liabilities	677,776	99,941	402,422	16,723	686,129	99,374	406,906	20,315

HCP’s capital	136,927	9,880	35,404	6,953	139,248	11,468	38,778	10,558
Members’ capital	262,180	28,864	192,321	6,248	266,413	32,134	205,815	7,648

Total liabilities and members’ capital	$1,076,883	$138,685	$630,147	$29,924	$1,091,790	$142,976	$651,499	$38,521

See Reporting Definitions and Supplemental Financial Measures Disclosures

14

Investment Management Platform

In thousands

Statements of Operations
	Three Months Ended December 31, 2008				Three Months Ended December 31, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science
Revenues:
Rental and related revenues	$20,839	$3,316	$14,494	$2,152	$20,901	$2,890	$14,974	$1,690
Tenant recoveries	—	1,179	3,018	277	—	1,020	3,221	549
Total revenues	20,839	4,495	17,512	2,429	20,901	3,910	18,195	2,239

Costs and expenses:
Depreciation and amortization	7,030	1,274	8,164	2,361	7,141	1,439	6,733	564
Operating	—	1,538	6,678	316	(1)	1,305	6,006	367
General and administrative	1,278	309	970	5,066	1,199	300	920	16
Total costs and expenses	8,308	3,121	15,812	7,743	8,339	3,044	13,659	947

Other income (expense):
Interest and other income, net	—	—	17	1	32	237	24	11
Interest expense	(9,860)	(1,450)	(5,551)	(291)	(9,995)	(1,417)	(5,543)	(353)
Net income (loss)	$2,671	$(76)	$(3,834)	$(5,604)	$2,599	$(314)	$(983)	$950

	Year Ended December 31, 2008				Year Ended December 31, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV(1)	HCP Life Science(2)
Revenues:
Rental and related revenues	$83,421	$13,492	$58,061	$8,518	$83,311	$12,967	$37,751	$2,951
Tenant recoveries	—	4,631	11,909	1,557	—	4,462	7,542	699
Total revenues	83,421	18,123	69,970	10,075	83,311	17,429	45,293	3,650

Costs and expenses:
Depreciation and amortization	28,454	5,057	27,481	4,069	28,544	4,891	17,066	940
Operating	4	6,092	27,238	1,714	7	5,890	16,555	565
General and administrative	5,595	917	3,496	5,119	4,863	848	2,011	18
Total costs and expenses	34,053	12,066	58,215	10,902	33,414	11,629	35,632	1,523

Other income (expense):
Interest and other income, net	58	28	165	12	34	237	24	19
Interest expense	(39,489)	(5,767)	(22,160)	(1,251)	(39,756)	(5,769)	(14,100)	(591)
Net income (loss)	$9,937	$318	$(10,240)	$(2,066)	$10,175	$268	$(4,415)	$1,555

(1)    At April 30, 2007, HCP Ventures IV’s assets were wholly owned by the Company; therefore amounts reflected represent the results of eight months of operations.

(2)    Acquired as part of the Company’s purchase of Slough Estates USA Inc. on August 1, 2007; therefore amounts reflected represent the results of five months of operations.

See Reporting Definitions and Supplemental Financial Measures Disclosures

15

Investment Management Platform

In thousands

Net Operating Income
	Three Months Ended December 31, 2008				Three Months Ended December 31, 2007
	HCP	HCP	HCP	HCP	HCP	HCP	HCP	HCP
	Ventures II	Ventures III	Ventures IV	Life Science	Ventures II	Ventures III	Ventures IV	Life Science
Net income (loss)	$2,671	$(76)	$(3,834)	$(5,604)	$2,599	$(314)	$(983)	$950
Depreciation and amortization	7,030	1,274	8,164	2,361	7,141	1,439	6,733	564
General and administrative	1,278	309	970	5,066	1,199	300	920	16
Interest and other income, net	—	—	(17)	(1)	(32)	(237)	(24)	(11)
Interest expense	9,860	1,450	5,551	291	9,995	1,417	5,543	353
NOI	$20,839	$2,957	$10,834	$2,113	$20,902	$2,605	$12,189	$1,872

HCP’s pro rata share of NOI	$7,294	$887	$2,167	$1,211	$7,316	$782	$2,438	$1,082

	Year Ended December 31, 2008				Year Ended December 31, 2007
	HCP	HCP	HCP	HCP	HCP	HCP	HCP	HCP
	Ventures II	Ventures III	Ventures IV	Life Science	Ventures II	Ventures III	Ventures IV(1)	Life Science(2)
Net income (loss)	$9,937	$318	$(10,240)	$(2,066)	$10,175	$268	$(4,415)	$1,555
Depreciation and amortization	28,454	5,057	27,481	4,069	28,544	4,891	17,066	940
General and administrative	5,595	917	3,496	5,119	4,863	848	2,011	18
Interest and other income, net	(58)	(28)	(165)	(12)	(34)	(237)	(24)	(19)
Interest expense	39,489	5,767	22,160	1,251	39,756	5,769	14,100	591
NOI	$83,417	$12,031	$42,732	$8,361	$83,304	$11,539	$28,738	$3,085

HCP’s pro rata share of NOI	$29,196	$3,609	$8,546	$4,800	$29,156	$3,462	$5,748	$1,793

(1)       At April 30, 2007, HCP Ventures IV’s assets were wholly owned by the Company; therefore amounts reflected represent the results of eight months of operations.

(2)       Acquired as part of the Company’s purchase of Slough Estates USA inc. on August 1, 2007; therefore amounts reflected represent the results of five months of operations.

See Reporting Definitions and Supplemental Financial Measures Disclosures

16

Investment Management Platform

In thousands

EBITDA
	Three Months Ended December 31, 2008				Three Months Ended December 31, 2007
	HCP	HCP	HCP	HCP	HCP	HCP	HCP	HCP
	Ventures II	Ventures III	Ventures IV	Life Science	Ventures II	Ventures III	Ventures IV	Life Science
Net income (loss)	$2,671	$(76)	$(3,834)	$(5,604)	$2,599	$(314)	$(983)	$950
Depreciation and amortization	7,030	1,274	8,164	2,361	7,141	1,439	6,733	564
Interest expense	9,860	1,450	5,551	291	9,995	1,417	5,543	353
EBITDA	$19,561	$2,648	$9,881	$(2,952)	$19,735	$2,542	$11,293	$1,867

HCP’s pro rata share of EBITDA	$6,846	$794	$1,976	$(1,950)	$6,907	$763	$2,259	$1,077

	Year Ended December 31, 2008				Year Ended December 31, 2007
	HCP	HCP	HCP	HCP	HCP	HCP	HCP	HCP
	Ventures II	Ventures III	Ventures IV	Life Science	Ventures II	Ventures III	Ventures IV(1)	Life Science(2)
Net income (loss)	$9,937	$318	$(10,240)	$(2,066)	$10,175	$268	$(4,415)	$1,555
Depreciation and amortization	28,454	5,057	27,481	4,069	28,544	4,891	17,066	940
Interest expense	39,489	5,767	22,160	1,251	39,756	5,769	14,100	591
EBITDA	$77,880	$11,142	$39,401	$3,254	$78,475	$10,928	$26,751	$3,086

HCP’s pro rata share of EBITDA	$27,258	$3,343	$7,880	$1,615	$27,466	$3,278	$5,350	$1,794

(1)       At April 30, 2007, HCP Ventures IV’s assets were wholly owned by the Company; therefore amounts reflected represent the results of eight months of operations.

(2)       Acquired as part of the Company’s purchase of Slough Estates US Inc. on August 1, 2007; therefore amounts reflected represent the results of five months of operations.

See Reporting Definitions and Supplemental Financial Measures Disclosures

17

Investment Management Platform

In thousands

Mortgage Debt Maturities and Scheduled Principal Repayments
December 31, 2008
						HCP’s Share of
	HCP	HCP	HCP	HCP		Unconsolidated
	Ventures II	Ventures III	Ventures IV	Life Science	Total	Mortgage Debt

2009	$9,567	$—	$936	$2,877	$13,380	$5,205
2010	10,130	—	1,048	3,086	14,264	5,546
2011	10,726	—	2,743	3,309	16,778	6,224
2012	11,254	—	37,806	3,548	52,608	13,560
2013	118,124	—	8,451	2,629	129,204	44,508
2014	10,359	—	2,606	395	13,360	4,364
2015	10,969	—	56,156	—	67,125	15,070
2016	11,539	91,730	97,085	—	200,354	50,975
2017	476,766	—	173,898	—	650,664	201,648
Subtotal	669,434	91,730	380,729	15,844	1,157,737	347,100

Discounts, net	(496)	—	(2,281)	—	(2,777)	(630)
Total debt	$668,938	$91,730	$378,448	$15,844	$1,154,960	$346,470

HCP’s share of total debt	$234,128	$27,519	$75,690	$9,133	$346,470

Weighted average interest rate(1)	5.66%	6.02%	5.56%	6.99%	5.67%	5.70%

Weighted average maturity in years	8.25	7.53	7.34	4.78	7.85	7.90

(1)       Mortgage debt is 100% fixed rate debt.

See Reporting Definitions and Supplemental Financial Measures Disclosures

18

Owned Portfolio

As of and for the year ended December 31, 2008, dollars and square feet in thousands

Portfolio Summary

	Property		Average			EBITDAR	EBITDARM
Segment	Count	Investment	Age (Years)	Capacity	Occupancy %	CFC/DSC	CFC/DSC
Senior housing	239	$4,145,965	12	25,822 Units	89.3	1.17 x	1.42 x
Life science	96	2,810,577	15	6,126 Sq. Ft.	91.1	N/A	N/A
Medical office	188	2,125,280	17	12,952 Sq. Ft.	90.3	N/A	N/A
Hospital	20	1,008,506	22	2,620 Beds	58.5	2.58 x	3.01 x
Skilled nursing	51	1,172,212	24	6,123 Beds	86.0	1.51 x	2.07 x
	594	$11,262,540	15

Portfolio Diversification

Relationship Concentration			Geographic Concentration(1)
	Annualized Revenues			Investment		Rental Revenues &	Interest	Operating
Company	Amount	%	State	Amount	%	DFL Income	Income	Expenses
Sunrise Senior Living	$126,839	13	CA	$3,665,607	36	$324,991	$300	$60,596
HCR ManorCare	82,622	9	TX	1,277,744	12	152,681	3,565	48,486
HCA	65,205	7	FL	683,870	7	74,981	—	13,975
Brookdale	59,660	6	CO	394,170	4	40,908	1,517	11,087
Emeritus Corporation	42,136	4	VA	383,628	4	31,425	—	1,696
Genentech	33,846	4	WA	308,396	3	35,734	—	10,737
Tenet Healthcare Corporation	30,096	3	NJ	280,589	3	20,291	—	—
Amgen	25,224	3	UT	253,662	3	31,860	—	5,661
Aegis Senior Living	19,980	2	MD	211,060	2	20,194	—	1,602
Cirrus Health	18,136	2	Other	2,605,828	26	286,830	490	38,792
Kindred	15,683	2		$10,064,554	100	$1,019,895	$5,872	$192,632
Other	440,551	45
	$959,978	100

(1)       Geographic concentration excludes Mezzanine Loans and Other Debt Investments as the investment and revenues associated with those assets cannot be allocated to a particular geographic region.

See Reporting Definitions and Supplemental Financial Measures Disclosures

19

Owned Portfolio

In thousands

Portfolio NOI and Interest Income

	Three Months Ended December 31, 2008
	Rental Revenues	Operating		Interest
Segment	& DFL Income	Expenses	NOI	Income
Senior housing	$93,566	$2,561	$91,005	$269
Life science	61,622	12,102	49,520	—
Medical office	76,330	33,322	43,008	—
Hospital	21,259	515	20,744	11,172
Skilled nursing	9,013	—	9,013	21,061
	$261,790	$48,500	$213,290	$32,502

	Year Ended December 31, 2008
	Rental Revenues	Operating		Interest
Segment	& DFL Income	Expenses	NOI	Income
Senior housing	$348,025	$10,492	$337,533	$1,184
Life science	242,329	43,541	198,788	—
Medical office	308,747	135,305	173,442	—
Hospital	84,812	3,294	81,518	44,515
Skilled nursing	35,982	—	35,982	85,858
	$1,019,895	$192,632	$827,263	$131,557

See Reporting Definitions and Supplemental Financial Measures Disclosures

20

Owned Portfolio

As of and for the year ended December 31, 2008, dollars and square feet in thousands

Operating Lease Portfolio

	Property		Rental	Operating	Average				EBITDAR		EBITDARM
Segment	Count	Investment	Revenues	Expenses	Age (Years)	Capacity		Occupancy %	Amount	CFC	Amount	CFC
Senior housing	205	$3,496,653	$289,876	$10,492	12	22,458	Units	88.9	$311,080	1.16 x	$375,856	1.40 x
Life science	96	2,810,577	242,329	43,541	15	6,126	Sq. Ft.	91.1	N/A	N/A	N/A	N/A
Medical office	188	2,125,280	308,747	135,305	17	12,952	Sq. Ft.	90.3	N/A	N/A	N/A	N/A
Hospital	19	677,829	84,812	3,294	23	2,562	Beds	58.5	156,361	2.54 x	182,580	2.96 x
Skilled nursing	48	254,783	35,982	—	24	5,681	Beds	86.1	52,017	1.47 x	71,810	2.02 x
	556	$9,365,122	$961,746	$192,632	16

Direct Financing Lease Portfolio

	Property				Average				EBITDAR		EBITDARM
Segment	Count	Investment	DFL Income		Age (Years)	Capacity		Occupancy %	Amount	CFC	Amount	CFC
Senior housing	30	$628,428	$58,149		11	3,141	Units	91.7	$46,036	1.20 x	$57,171	1.49 x

Secured Loan Portfolio

	Property		Interest		Average				EBITDAR		EBITDARM
Segment	Count	Investment	Income		Age (Years)	Capacity		Occupancy %	Amount	DSC	Amount	DSC
Senior housing	4	$20,884	$1,184		15	223	Units	83.7	$758	1.73 x	$927	2.11 x
Hospital	1	35,308	3,001		10	58	Beds	58.7	8,512	3.78 x	9,834	4.37 x
Skilled nursing	3	14,812	1,687		30	442	Beds	84.5	5,463	2.21 x	6,848	2.77 x
	8	$71,004	$5,872		20				$14,733		$17,609

Mezzanine Loans and Other Debt Investments

			Interest
Segment		Investment	Income
Hospital		$295,369	$41,514
Skilled nursing		902,617	84,171
		$1,197,986	$125,685

Total	594	$11,262,540

See Reporting Definitions and Supplemental Financial Measures Disclosures

21

Owned Portfolio

As of December 31, 2008, except NOI data, dollars and square feet in thousands

Same Property Portfolio

		Senior	Life	Medical		Skilled
	Total	Housing	Science	Office	Hospital	Nursing

Property count	459	201	13	184	13	48
Investment	$6,184,521	$3,454,509	$168,116	$1,869,903	$437,210	$254,783

Percent of operating lease portfolio (by investment)	66.0	98.8	6.0	88.0	64.5	100.0

Capacity		22,142 Units	897 Sq. Ft.	11,977 Sq. Ft.	1,605 Beds	5,681 Beds

NOI for the three months ended:
December 31, 2008	$144,491	$75,497	$5,438	$41,250	$13,293	$9,013
September 30, 2008	$133,431	$67,030	$4,437	$39,867	$12,936	$9,161
Same property % change in NOI	8.3	12.6	22.6	3.5	2.8	(1.6)

Adjusted NOI for the three months ended:
December 31, 2008	$137,772	$71,932	$3,357	$40,307	$13,262	$8,914
September 30, 2008	$128,184	$64,052	$3,611	$38,564	$12,905	$9,052
Same property % change in Adjusted NOI	7.5	12.3	(7.0)	4.5	2.8	(1.5)

NOI for the year ended:
December 31, 2008	$544,528	$276,180	$16,724	$163,702	$51,940	$35,982
December 31, 2007	$544,689	$281,010	$11,450	$164,408	$52,649	$35,172
Same property % change in NOI	—	(1.7)	46.1	(0.4)	(1.3)	2.3

Adjusted NOI for the Year ended:
December 31, 2008	$522,226	$262,942	$13,100	$158,838	$51,817	$35,529
December 31, 2007	$514,141	$259,096	$11,004	$156,817	$52,633	$34,591
Same property % change in Adjusted NOI	1.6	1.5	19.0	1.3	(1.6)	2.7

See Reporting Definitions and Supplemental Financial Measures Disclosures

22

Owned Portfolio

As of and for the year ended December 31, 2008, dollars and square feet in thousands

Lease Expirations and Secured Loan Maturities

		Expiration Year
Segment	Total	2009(1)	2010	2011	2012	2013	2014	2015	2016	2017	2018	Thereafter

Senior housing:
Properties	239	4	4	4	4	6	8	2	24	26	67	90
Annualized revenues	$310,053	$395	$659	$1,100	$1,075	$24,866	$15,600	$3,174	$26,860	$31,061	$101,335	$103,928

Life science:
Square feet	5,579	464	560	415	212	216	249	595	197	733	411	1,527
Annualized revenues	$188,505	$10,378	$12,340	$13,821	$4,665	$7,034	$5,605	$17,955	$5,748	$23,474	$22,183	$65,302

Medical office:
Square feet	11,699	2,109	1,850	1,333	1,477	1,167	725	617	399	467	678	877
Annualized revenues	$235,392	$43,282	$38,042	$28,490	$30,066	$20,897	$17,216	$12,073	$8,303	$10,209	$12,491	$14,323

Hospital(2):
Properties	19	3	1	—	—	1	3	1	1	2	—	7
Annualized revenues	$65,052	$14,630	$2,973	$—	$—	$2,400	$16,018	$369	$3,001	$4,413	$—	$21,248

Skilled nursing:
Properties	51	4	2	—	—	10	9	5	5	9	4	3
Annualized revenues	$37,046	$1,402	$1,501	$—	$—	$6,914	$6,672	$3,249	$4,869	$7,953	$2,168	$2,318

Total:
Annualized revenues	$836,048	$70,087	$55,515	$43,411	$35,806	$62,111	$61,111	$36,820	$48,781	$77,110	$138,177	$207,119

(1)       Includes month-to-month and holdover leases.

(2)       Lease expirations exclude one facility in Plaquemine, LA where the lease has been terminated.

See Reporting Definitions and Supplemental Financial Measures Disclosures

23

Owned Senior Housing Portfolio

As of and for the year ended December 31, 2008, dollars in thousands

	Property		Rental	Operating	Average			EBITDAR		EBITDARM
Operating Lease Portfolio	Count	Investment	Revenues	Expenses	Age (Years)	Units	Occupancy %	Amount	CFC	Amount	CFC
Assisted living	168	$2,274,649	$180,683	$10,492	11	14,345	88.0	$191,184	1.15 x	$234,330	1.40 x
Independent living	28	682,030	58,511	—	15	4,581	88.6	57,131	1.06 x	65,967	1.23 x
CCRCs	9	539,974	50,682	—	20	3,532	93.3	62,765	1.33 x	75,559	1.60 x
	205	$3,496,653	$289,876	$10,492	12	22,458	88.9	$311,080	1.16 x	$375,856	1.40 x

Direct Financing Lease	Property				Average			EBITDAR		EBITDARM
Portfolio	Count	Investment	DFL Income		Age (Years)	Units	Occupancy %	Amount	CFC	Amount	CFC
Assisted living	27	$570,450	$50,184		11	3,141	91.7	$46,036	1.20 x	$57,171	1.49 x
CCRCs(1)	3	57,978	7,965
	30	$628,428	$58,149

	Property		Interest		Average			EBITDAR		EBITDARM
Secured Loan Portfolio	Count	Investment	Income		Age (Years)	Units	Occupancy %	Amount	DSC	Amount	DSC
Assisted living	3	$8,000	$300		11	123	N/A	$—	N/A	$—	N/A
Independent living	1	3,028	320		25	100	83.7	758	1.73 x	927	2.11 x
CCRCs(2)	N/A	9,856	564			N/A
	4	$20,884	$1,184		15	223

Total	239	$4,145,965			12	25,822	89.3

(1)       Represents ground leases on CCRCs.

(2)       Represents a secured construction loan on one CCRC included in the direct financing lease portfolio.

See Reporting Definitions and Supplemental Financial Measures Disclosures

24

Owned Senior Housing Portfolio

As of and for the year ended December 31, 2008, dollars in thousands

Portfolio Diversification
Operator Concentration

	Properties		Investment		Rental Revenues & Interest Income			Occupancy	EBITAR	EBITARM
Operator	Count	% Pooled	Amount	%	Amount	%	Units	%	CFC/DSC	CFC/DSC
Sunrise Senior Living	90	99	$1,941,334	47	$138,200	40	10,267	90.3	1.18 x	1.44 x
Brookdale	24	92	675,054	16	67,938	19	4,826	92.7	1.28 x	1.52 x
Emeritus Corporation(1)	37	92	529,586	13	47,565	14	3,806	91.1	1.16 x	1.44 x
Aegis Senior Living	12	67	258,008	6	22,514	6	966	87.9	1.01 x	1.17 x
Capital Senior Living	15	73	176,517	4	14,661	4	1,530	84.6	1.13 x	1.28 x
Harbor Retirement Associates	10	90	160,679	4	10,443	3	1,069	80.4	1.05 x	1.38 x
Atria Senior Living Group	6	100	88,076	2	9,157	3	854	84.3	0.96 x	1.11 x
Other	45	51	316,711	8	38,731	11	2,504	81.8	1.07 x	1.33 x
	239	85	$4,145,965	100	$349,209	100	25,822	89.3	1.17 x	1.42 x

Geographic Concentration

	Property	Investment		Rntal Revenues & Interest Income			Occupancy	EBITAR	EBITARM
State	Count	Amount	%	Amount	%	Units	%	CFC/DSC	CFC/DSC
CA	29	$586,155	14	$44,991	13	3,233	85.5	1.10 x	1.36 x
FL	30	479,323	12	43,935	13	3,821	88.1	1.22 x	1.49 x
TX	30	383,420	9	36,501	10	3,256	87.3	1.15 x	1.36 x
NJ	13	280,589	7	20,291	6	1,223	94.0	1.16 x	1.38 x
VA	10	279,059	7	19,254	6	1,336	91.7	1.16 x	1.38 x
IL	11	187,218	5	15,173	4	912	90.6	1.28 x	1.51 x
MD	9	182,087	4	15,976	5	828	91.2	1.08 x	1.32 x
CO	5	168,931	4	13,464	4	893	91.4	1.29 x	1.58 x
MI	8	155,802	4	13,965	4	938	86.8	0.81 x	1.06 x
PA	2	137,400	3	13,411	4	542	95.1	1.50 x	1.82 x
AL	3	133,900	3	12,137	3	626	94.0	1.19 x	1.36 x
WA	8	132,609	3	8,081	2	573	85.4	0.74 x	0.95 x
Other	81	1,039,472	25	92,030	26	7,641	90.2	1.24 x	1.50 x
	239	$4,145,965	100	$349,209	100	25,822	89.3	1.17 x	1.42 x

(1)             Includes data associated with eleven assets formerly operated by Sunrise Senior Living, that represent an investment of $284.1million which generated revenues of $19.9 million.

See Reporting Definitions and Supplemental Financial Measures Disclosures

25

Owned Senior Housing Portfolio

Dollars in thousands

Portfolio Trends

	Same Property Portfolio						Total Portfolio
	As of and for the Quarter Ended			As of and for the Year to Date Ended			As of and for the Twelve Months Ended
	12/31/08	09/30/08	Change %	12/31/08	12/31/07	Change %	12/31/08	09/30/08(1)	12/31/07(1)

Total senior housing:
Property count	201	201		201	201		239	240	246
Investment	$3,454,509	$3,454,995	—	$3,454,509	$3,449,451	0.1	$4,145,965	$4,151,621	$4,158,129
Units	22,142	22,085	0.3	22,142	22,127	0.1	25,822	25,831	25,804
Occupancy %	88.9	89.6	(0.7)	88.9	91.0	(2.1)	89.3	89.7	90.8
EBITDAR	$307,736	$306,074	0.5	$307,736	$271,293	13.4	$357,874	$353,040	$305,927
EBITDAR CFC/DSC	1.16 x	1.16 x	—	1.16 x	1.08 x	7.4	1.17 x	1.16 x	1.06 x
EBITDARM	$371,851	$368,622	0.9	$371,851	$329,169	13.0	$433,954	$427,826	$374,239
EBITDARM CFC/DSC	1.40 x	1.40 x	—	1.40 x	1.31 x	6.9	1.42 x	1.40 x	1.30 x
NOI:
Rental revenues	$77,998	$69,717	11.9	$286,231	$291,861	(1.9)
Operating expenses	(2,501)	(2,687)	(6.9)	(10,051)	(10,851)	(7.4)
	$75,497	$67,030	12.6	$276,180	$281,010	(1.7)
Adjusted NOI:
Straight-line rents	(3,538)	(3,015)	17.3	(13,321)	(22,061)	(39.6)
Above (below) market lease intangibles, net	(27)	37	NM (2)	83	147	(43.5)
	$71,932	$64,052	12.3	$262,942	$259,096	1.5

(1)       Amounts are reflected as originally reported.

(2)       Percentage change not meaningful.

See Reporting Definitions and Supplemental Financial Measures Disclosures

26

Owned Senior Housing Portfolio

Dollars in thousands

Lease Expirations and Secured Loan Maturities

	Total			Assisted Living		Independent Living		CCRCs
		Annualized Revenues			Annualized		Annualized		Annualized
Year	Properties	Amount	%	Properties	Revenues	Properties	Revenues	Properties	Revenues
2009(1)	4	$395	—	4	$395	—	$—	—	$—
2010	4	659	—	4	659	—	—	—	—
2011	4	1,100	—	3	785	1	315	—	—
2012	4	1,075	—	4	1,075	—	—	—	—
2013	6	24,866	8	—	—	1	4,243	5	20,623
2014	8	15,600	5	5	1,948	—	—	3	13,652
2015	2	3,174	1	1	617	1	2,557	—	—
2016	24	26,860	9	14	13,237	10	13,623	—	—
2017	26	31,061	10	21	19,749	3	4,389	2	6,923
2018	67	101,335	33	59	70,979	6	16,464	2	13,892
Thereafter	90	103,928	34	83	92,392	7	11,536	—	—
	239	$310,053	100	198	$201,836	29	$53,127	12	$55,090

(1)       Includes month-to-month and holdover leases.

See Reporting Definitions and Supplemental Financial Measures Disclosures

27

Owned Life Science Portfolio

As of and for the year ended December 31, 2008, dollars and square feet in thousands

	Property		Rental	Operating	Average	Square
Operating Lease Portfolio	Count	Investment	Revenues(1)	Expenses	Age (Years)	Feet	Occupancy %
San Francisco	70	$2,227,598	$194,474	$33,758	15	4,160	89.9
San Diego	17	492,712	35,870	8,443	17	1,382	90.9
Utah	9	90,267	11,985	1,340	9	584	100.0
	96	$2,810,577	$242,329	$43,541	15	6,126	91.1

Portfolio Diversification

Tenant Concentration

	Square Feet		Annualized Revenues
Tenant	Amount	%	Amount	%
Genentech	794	14	$33,846	18
Amgen	433	8	25,224	13
Rigel Pharmaceuticals	147	3	13,983	7
Takeda	283	5	13,922	7
Exelixis, Inc.	295	5	12,136	6
General Atomics	281	5	5,044	3
ARUP	324	6	4,885	3
Sequenom	83	1	4,583	2
Myriad Genetics	225	4	4,406	2
Fibrogen	106	2	4,119	2
Other	2,608	47	66,357	37
	5,579	100	$188,505	100

(1)       Excludes $14.2 million of rent, $10.7 million from San Francisco and $3.5 million from San Diego, collected on leases where the respective tenant improvement build outs are not complete (deferred rent).  These leases are included in occupied square feet and annualized revenues when determining occupancy and tenant concentration.

See Reporting Definitions and Supplemental Financial Measures Disclosures

28

Owned Life Science Portfolio

Dollars and square feet in thousands

Portfolio Trends

	Same Property Portfolio						Total Portfolio
	As of and for the Quarter Ended			As of and for the Year to Date Ended			As of and for the Twelve Months Ended
	12/30/08	09/30/08	Change %	12/31/08	12/31/07	Change %	12/31/08	09/30/08(1)	12/31/07(1)
Total life science:
Property count	13	13		13	13		96	99	97
Investment	$168,116	$167,988	0.1	$168,116	$158,301	6.2	$2,810,577	$2,822,043	$2,658,255
Square feet	897	894	0.3	897	898	(0.1)	6,126	6,232	6,021
Occupancy %	100.0	100.0	—	100.0	83.3	16.7	91.1	89.1	82.4
NOI:
Rental revenues	$6,257	$5,825	7.4	$21,314	$16,910	26.0
Operating expenses	(819)	(1,388)	(41.0)	(4,590)	(5,460)	(15.9)
	$5,438	$4,437	22.6	$16,724	$11,450	46.1
Adjusted NOI:
Straight-line rents	(1,986)	(731)	NM (2)	(3,246)	(868)	NM
Below market lease intangibles, net	(95)	(95)	—	(378)	(378)	—
Lease terminations	—	—	—	—	800	(100.0)
	$3,357	$3,611	(7.0)	$13,100	$11,004	19.0

(1)             Amounts are reflected as originally reported, except for occupancy which was revised to conform to current presentation.

(2)             Percentage change not meaningful.

See Reporting Definitions and Supplemental Financial Measures Disclosures

29

Owned Life Science Portfolio

Dollars and square feet in thousands

Lease Expirations

	Total				San Francisco		San Diego		Utah
	Square Feet		Annualized Revenues		Square	Annualized	Square	Annualized	Square	Annualized
Year	Amount	%	Amount	%	Feet	Revenues	Feet	Revenues	Feet	Revenues
2009(1)	464	8	$10,378	6	230	$5,739	159	$3,625	75	$1,014
2010	560	10	12,340	6	282	7,161	142	3,192	136	1,987
2011	415	8	13,821	7	385	12,866	30	955	—	—
2012	212	4	4,665	2	144	3,040	32	1,076	36	549
2013	216	4	7,034	4	216	7,034	—	—	—	—
2014	249	5	5,605	3	249	5,605	—	—	—	—
2015	595	10	17,955	10	213	8,017	311	8,742	71	1,196
2016	197	4	5,748	3	197	5,748	—	—	—	—
2017	733	13	23,474	12	226	10,127	353	10,522	154	2,825
2018	411	7	22,183	12	369	21,494	—	—	42	689
Thereafter	1,527	27	65,302	35	1,228	59,068	229	4,652	70	1,582
	5,579	100	$188,505	100	3,739	$145,899	1,256	$32,764	584	$9,842

(1)             Includes month-to-month and holdover leases.

See Reporting Definitions and Supplemental Financial Measures Disclosures

30

Owned Life Science Portfolio

Square feet in thousands

Leasing Activity

		Annualized		Tenant	Leasing	Average
	Leased	Base Rent Per	% Change	Improvements	Costs Per	Lease Term	Renewal Rate
	Square Feet(1)	Square Foot	In Rents	Per Square Foot	Square Foot	(Months)	Year-to-Date(2)

Leased Square Feet as of December 31, 2007	5,623	$29.62
Expirations	(17)	12.28
Renewals, amendments and extensions	17	13.59	10.7	2.41	1.01	14	100.0
New leases	18	36.04		40.04	3.51	52
Terminations	(81)	12.42

Leased Square Feet as of March 31, 2008	5,560	$31.67
Developments placed in service	82	45.16
Expirations	(27)	13.60
Renewals, amendments and extensions	7	14.00	3.0	—	0.42	12	54.5
New leases	60	29.77		31.68	9.56	79
Terminations	(7)	12.00

Leased Square Feet as of June 30, 2008	5,675	$32.51
Developments placed in service	147	45.16
Assets placed in redevelopment	(41)	15.44
Expirations	(184)	23.80
Renewals, amendments and extensions	140	28.74	11.7	3.26	4.11	40	71.9
Terminations	(149)	19.82

Leased Square Feet as of September 30, 2008	5,588	$33.53
Assets placed in redevelopment	(23)	10.09
Expirations	(18)	7.70
Renewals, amendments and extensions	18	10.20	32.5	—	—	60	75.7
New leases and expansions	14	27.08		32.05	3.81	30

Leased Square Feet as of December 31, 2008	5,579	33.79

(1)             Represents square feet subject to executed lease agreements.

(2)             Renewal rates were revised to conform to current presentation.

See Reporting Definitions and Supplemental Financial Measures Disclosures

31

Owned Medical Office Portfolio

As of and for the year ended December 31, 2008, dollars and square feet in thousands

	Property		Rental	Operating	Average
Operating Lease Portfolio	Count	Investment	Revenues	Expenses	Age (Years)	Square Feet	Occupancy %
On-Campus	144	$1,712,352	$247,052	$109,390	17	10,795	89.5
Off-Campus	44	412,928	61,695	25,915	16	2,157	94.3
	188	$2,125,280	$308,747	$135,305	17	12,952	90.3

Portfolio Diversification

Geographic Concentration

	Property	Investment		Square Feet			Rental Revenues		Operating Expenses
State	Count	Amount	%	Amount	%	Occupancy %	Amount	%	Amount	%
TX	45	$631,422	30	4,074	31	90.1	$93,083	30	$47,017	35
CA	14	216,247	10	780	6	90.3	27,456	9	16,311	12
CO	16	187,998	9	1,031	8	84.6	24,570	8	11,087	8
WA	7	175,787	8	687	5	98.1	27,654	9	10,736	8
TN	17	142,498	7	1,500	12	90.8	26,085	8	10,425	8
FL	19	142,097	7	1,024	8	91.3	23,370	9	11,234	8
UT	22	130,661	6	939	7	92.2	17,624	6	4,322	3
KY	6	100,066	5	640	5	92.0	12,857	4	4,436	3
NV	8	84,857	4	541	4	83.6	13,426	4	5,070	4
Other	34	313,647	14	1,736	14	91.0	42,622	13	14,667	11
	188	$2,125,280	100	12,952	100	90.3	$308,747	100	$135,305	100

See Reporting Definitions and Supplemental Financial Measures Disclosures

32

Owned Medical Office Portfolio

Dollars and square feet in thousands

Portfolio Trends

	Same Property Portfolio						Total Portfolio
	As of and for the Quarter Ended			As of and for the Year to Date Ended			As of and for the Twelve Months Ended
	12/31/08	09/30/08	Change %	12/31/08	12/31/07	Change %	12/31/08	09/30/08(1)	12/31/07(1)
Total medical office:
Property count	184	184		184	184		188	190	205
Investment	$1,869,903	$1,861,610	0.4	$1,869,903	$1,844,830	1.4	$2,125,280	$2,162,655	$2,222,757
Square feet	11,977	11,990	(0.1)	11,977	11,988	(0.1)	12,952	13,145	13,912
Occupancy %	90.5	91.0	(0.5)	90.5	90.9	(0.4)	90.3	90.2	90.3
NOI:
Rental revenues	$68,055	$68,860	(1.2)	$272,992	$272,534	0.2
Operating expenses	(26,805)	(28,993)	(7.5)	(109,290)	(108,126)	1.1
	$41,250	$39,867	3.5	$163,702	$164,408	(0.4)
Adjusted NOI:
Straight-line rents	(721)	(1,025)	(29.7)	(3,902)	(6,244)	(37.5)
Below market lease intangibles, net	(222)	(238)	(6.7)	(922)	(1,339)	(31.1)
Lease terminations	—	(40)	(100.0)	(40)	(8)	NM (2)
	$40,307	$38,564	4.5	$158,838	$156,817	1.3

(1)       Amounts are reflected as originally reported, except occupancy which was revised to conform to current presentation.

(2)       Percentage change not meaningful.

See Reporting Definitions and Supplemental Financial Measures Disclosures

33

Owned Medical Office Portfolio

Dollars and square feet in thousands

Lease Expirations

	Total				On-Campus		Off-Campus
	Square Feet		Annualized Revenues			Annualized		Annualized
	Amount	%	Amount	%	Square Feet	Revenues	Square Feet	Revenues
2009(1)	2,109	18	$43,282	19	1,752	$35,762	357	$7,520
2010	1,850	16	38,042	16	1,687	33,793	163	4,249
2011	1,333	11	28,490	12	1,136	24,380	197	4,110
2012	1,477	13	30,066	13	1,277	26,112	200	3,954
2013	1,167	10	20,897	9	959	17,030	208	3,867
2014	725	6	17,216	7	634	14,956	91	2,260
2015	617	5	12,073	5	462	8,913	155	3,160
2016	399	3	8,303	4	324	6,737	75	1,566
2017	467	4	10,209	4	390	8,686	77	1,523
2018	678	6	12,491	5	436	7,617	242	4,874
Thereafter	877	8	14,323	6	607	8,753	270	5,570
	11,699	100	$235,392	100	9,664	$192,739	2,035	$42,653

(1)             Includes month-to-month and holdover leases.

See Reporting Definitions and Supplemental Financial Measures Disclosures

34

Owned Medical Office Portfolio

Square feet in thousands

Leasing Activity

		Annualized		Tenant	Leasing	Average
	Leased	Base Rent Per	% Change	Improvements	Costs Per	Lease Term	Renewal Rate
	Square Feet	Square Foot	In Rents	Per Square Foot	Square Foot	(Months)	Year-to-Date

Leased Square Feet as of December 31, 2007	12,605	$20.28
Expirations	(711)	20.21
Renewals, amendments and extensions	582	20.08	5.0	$3.72	$1.07	38	81.8
New leases	108	17.78		24.84	4.04	54
Terminations	(27)	20.48

Leased Square Feet as of March 31, 2008	12,557	$20.47
Dispositions	(619)	16.80
Expirations	(499)	21.40
Renewals, amendments and extensions	392	24.39	15.5	2.41	0.66	37	80.5
New leases	123	20.04		25.33	3.80	66
Terminations	(36)	21.79

Leased Square Feet as of June 30, 2008	11,918	$20.87
Dispositions	(41)	15.77
Expirations	(618)	25.12
Renewals, amendments, and extensions	470	21.10	3.7	5.59	2.17	37	78.9
New leases	153	18.18		27.39	3.14	50
Terminations	(29)	16.86

Leased Square Feet as of September 30, 2008	11,853	$20.82
Dispositions/Assets placed in redevelopment	(23)	11.75
Expirations	(555)	23.57
Renewals, amendments, and extensions	339	19.90	3.5	8.84	2.08	40	74.2
New leases	101	18.97		34.24	6.21	65
Terminations	(16)	17.41

Leased Square Feet as of December 31, 2008	11,699	$20.86

See Reporting Definitions and Supplemental Financial Measures Disclosures

35

Owned Hospital Portfolio

As of and for the year ended December 31, 2008, dollars in thousands

	Property		Rental	Operating	Average		Occupancy	EBITDAR(1)		EBITDARM(1)
Operating Lease Portfolio	Count	Investment	Revenues	Expenses	Age (Years)	Beds	%(1)	Amount	CFC	Amount	CFC
Acute care	7	$483,574	$60,770	$3,055	30	1,794	56.6	$103,499	2.62 x	$118,697	3.00 x
Rehab	7	95,322	11,004	68	18	487	61.8	20,468	1.90 x	24,231	2.25 x
Specialty	2	63,728	5,024	171	25	37	—	18,367	3.92 x	21,061	4.49 x
LTACH	3	35,205	8,014	—	15	244	61.3	14,027	2.11 x	18,591	2.80 x
	19	$677,829	$84,812	$3,294	23	2,562	58.5	$156,361	2.54 x	$182,580	2.96 x

	Property		Interest		Average		Occupancy	EBITDAR(1)		EBITDARM(1)
Secured Loan Portfolio	Count	Investment	Income		Age (Years)	Beds	%(1)	Amount	DSC	Amount	DSC
Acute care	1	$35,308	$3,001		10	58	58.7	$8,512	3.78 x	$9,834	4.37 x

			Interest
Other Debt Investments		Investment	Income
Acute care		$216,060	$24,931
Specialty		79,309	16,583
		$295,369	$41,514

Total	20	$1,008,506			22	2,620	58.5

(1)             Certain operators in HCP’s hospital portfolio are not required under their respective leases to provide operational data.

See Reporting Definitions and Supplemental Financial Measures Disclosures

36

Owned Hospital Portfolio

As of and for the year ended December 31, 2008, dollars in thousands

Portfolio Diversification

Operator Concentration

	Properties		Investment		Rental Revenues & Interest Income			Occupancy	EBITDAR	EBITDARM
Operator(1)	Count	% Pooled	Amount	%	Amount	%	Beds	%	CFC/DSC	CFC/DSC
HCA	1	—	$382,133	38	$47,079	36	598	N/A	N/A	N/A
Tenet Healthcare Corp	5	—	312,432	31	38,759	30	1,097	57.2	2.62 x	3.01 x
Cirrus Health	2	—	130,437	13	19,784	15	37	N/A	3.92 x	4.49 x
HealthSouth	5	80	55,981	6	8,302	6	372	59.3	2.69 x	3.07 x
Other	7	71	127,523	12	15,403	13	516	56.1	1.84 x	2.40 x
	20	45	$1,008,506	100	$129,327	100	2,620	58.5	2.58 x	3.01 x

Geographic Concentration(1)(2)

	Property	Investment		Rntal Revenues & Interest Income			Occupancy	EBITDAR	EBITDARM
State	Count	Amount	%	Amount	%	Beds	%	CFC/DSC	CFC/DSC
TX	5	$260,084	36	$31,808	36	947	56.6	1.60 x	2.03 x
CA	2	128,548	18	14,826	17	176	41.1	1.63 x	1.88 x
GA	2	76,735	11	11,420	14	274	65.7	4.02 x	4.54 x
LA	4	65,469	9	6,578	7	343	51.5	1.71 x	2.19 x
Other	7	182,301	26	23,181	26	880	62.4	3.17 x	3.66 x
	20	$713,137	100	$87,813	100	2,620	58.5	2.58 x	3.01 x

(1)             Certain operators in HCP’s hospital portfolio are not required under their respective leases to provide operational data.

(2)       Geographic concentration excludes Other Debt Investments as the investment and revenues associated with those assets cannot be allocated to a particular geographic region.

See Reporting Definitions and Supplemental Financial Measures Disclosures

37

Owned Hospital Portfolio

Dollars in thousands

Portfolio Trends

	Same Property Portfolio						Total Portfolio
	As of and for the Quarter Ended			As of and for the Year to Date Ended			As of and for the Twelve Months Ended
	12/31/08	09/30/08	Change %	12/31/08	12/31/07	Change %	12/31/08	09/30/08(1)	12/31/07(1)
Total hospital:
Property count	13	13		13	13		20	21	37
Investment	$437,210	$437,442	(0.1)	$437,210	$437,901	(0.2)	$1,008,506	$1,082,931	$1,456,951
Beds	1,605	1,605	—	1,605	1,584	1.3	2,620	2,763	4,402
Occupancy %	57.3	57.2	0.1	57.3	55.9	1.4	58.5	56.0	55.4
EBITDAR	$143,876	$152,832	(5.9)	$143,876	$141,672	1.6	$164,873	$173,945	$250,028
EBITDAR CFC/DSC	2.74 x	2.89 x	(5.2)	2.74 x	2.72 x	0.7	2.58 x	2.49 x	2.38 x
EBITDARM	$164,900	$174,023	(5.2)	$164,900	$162,161	1.7	$192,414	$204,072	$295,018
EBITDARM CFC/DSC	3.15 x	3.29 x	(4.3)	3.15 x	3.12 x	1.0	3.01 x	2.92 x	2.81 x
NOI:
Rental revenues	$13,331	$12,955	2.9	$52,033	$52,652	(1.2)
Operating expenses	(38)	(19)	100.0	(93)	(3)	NM (2)
	$13,293	$12,936	2.8	$51,940	$52,649	(1.3)
Adjusted NOI:
Straight-line rents	(6)	(6)	—	(23)	84	NM
Below market lease intangibles, net	(25)	(25)	—	(100)	(100)	—
	$13,262	$12,905	2.8	$51,817	$52,633	(1.6)

Lease Expirations and Secured Loan Maturities(3)

		Annualized Revenues
	Properties	Amount	%
2009(4)	3	$14,630	22
2010	1	2,973	4
2011	—	—	—
2012	—	—	—
2013	1	2,400	4
2014	3	16,018	25
2015	1	369	1
2016	1	3,001	5
2017	2	4,413	7
2018	—	—	—
Thereafter	7	21,248	32
	19	$65,052	100

(1)       Amounts are reflected as originally reported.

(2)       Percentage change not meaningful.

(3)       Lease expirations exclude one facility in Plaquemine, LA where the lease has been terminated.

(4)       Includes month-to-month and holdover leases.

See Reporting Definitions and Supplemental Financial Measures Disclosures

38

Owned Skilled Nursing Portfolio

As of and for the year ended December 31, 2008, dollars in thousands

Operating Lease	Property		Rental	Operating	Average		Occupancy	EBITDAR		EBITDARM
Portfolio	Count	Investment	Revenues	Expenses	Age (Years)	Beds	%	Amount	CFC	Amount	CFC
Skilled nursing	48	$254,783	$35,982	$—	24	5,681	86.1	$52,017	1.47 x	$71,810	2.02 x

Secured Loan	Property		Interest		Average		Occupancy	EBITDAR		EBITDARM
Portfolio	Count	Investment	Income		Age (Years)	Beds	%	Amount	DSC	Amount	DSC
Skilled nursing	3	$14,812	$1,687		30	442	84.5	$5,463	2.21 x	$6,848	2.77 x

Mezzanine Loans		Investment	Interest Income
Skilled nursing		$902,617	$84,171

Total	51	$1,172,212			24	6,123	86.0

Portfolio Diversification

	Properties		Investment		Rental Revenues & Interest Income			Occupancy	EBITDAR	EBITDARM
Operator	Count	% Pooled	Amount	%	Amount	%	Beds	%	CFC/DSC	CFC/DSC
HCR ManorCare(1)	—	—	$902,617	77	$84,171	69	N/A	N/A	N/A	N/A
Formation Capital	9	100	63,100	6	6,800	6	934	95.2	1.74 x	2.24 x
Covenant Care	12	—	61,916	5	8,822	7	1,373	82.1	1.53 x	2.07 x
Sun Healthcare	6	67	38,657	3	4,453	4	841	84.3	2.24 x	2.78 x
Kindred	9	100	38,117	3	8,021	6	1,288	87.7	1.23 x	1.97 x
Trilogy Health Services	5	100	33,452	3	4,715	4	569	90.8	1.60 x	1.98 x
Other	10	—	34,353	3	4,858	4	1,118	79.3	0.80 x	1.38 x
	51	53	$1,172,212	100	$121,840	100	6,123	86.0	1.51 x	2.07 x

(1)             For the Company’s HCR ManorCare investment, DSC is calculated as the quotient of i) Facility EBITDAR with an imputed management fee of 4% and EBITDARM for the most recent quarter(s) of available data since HCR ManorCare’s December 2007 recapitalization divided by ii) the borrower’s pro forma debt service calculated as the product of a) total outstanding senior and mezzanine debt for the relevant period(s) multiplied by b) HCR ManorCare’s hedged interest rate maximum exposure of 5.25%. Currently, the EBITDAR and EBITDARM DSC for this investment is 1.99 x and 2.50 x, respectively.

See Reporting Definitions and Supplemental Financial Measures Disclosures

39

Owned Skilled Nursing Portfolio

As of and for the year ended December 31, 2008, dollars in thousands

Geographic Concentration(1)

	Property	Investment		Rental Revenues & Interest Income				EBITDAR	EBITDARM
State	Count	Amount	%	Amount	%	Beds	Occupancy	CFC/DSC	CFC/DSC
VA	9	$63,100	23	$6,800	18	934	95.2	1.74 x	2.24 x
IN	8	46,090	17	6,657	18	870	85.9	1.54 x	1.98 x
OH	8	43,287	16	6,963	18	1,120	77.8	1.22 x	1.76 x
CO	4	28,212	10	3,065	8	602	90.9	2.46 x	3.04 x
CA	3	14,347	5	2,110	6	379	86.8	1.23 x	1.88 x
NV	2	13,100	5	2,007	5	267	89.8	1.78 x	2.41 x
Other	17	61,459	24	10,067	27	1,951	83.3	1.19 x	1.84 x
	51	$269,595	100	$37,669	100	6,123	86.0	1.51 x	2.07 x

Portfolio Trends

	Same Property Portfolio						Total Portfolio
	As of and for the Quarter Ended			As of and for the Year to Date Ended			As of and for the Twelve Months Ended
	12/31/08	09/30/08	Change %	12/31/08	12/31/07	Change %	12/31/08	09/30/08(2)	12/31/07(2)
Total skilled nursing:
Property count	48	48		48	48		51	51	63
Investment	$254,783	$254,759	—	$254,783	$241,091	5.7	$1,172,212	$1,172,497	$1,221,972
Beds	5,681	5,681	—	5,681	5,608	1.3	6,123	6,123	7,437
Occupancy %	86.1	86.0	0.1	86.1	86.3	(0.2)	86.0	85.9	86.1
EBITDAR	$52,017	$50,875	2.2	$52,017	$45,759	13.7	$57,480	$56,064	$62,711
EBITAR CFC/DSC	1.47 x	1.47 x	—	1.47 x	1.48 x	(0.7)	1.51 x	1.52 x	1.52 x
EBITDARM	$71,810	$70,270	2.2	$71,810	$63,878	12.4	$78,658	$76,822	$86,186
EBITDARM CFC/DSC	2.02 x	2.03 x	(0.5)	2.02 x	2.07 x	(2.4)	2.07 x	2.08 x	2.09 x
NOI:
Rental revenues	$9,013	$9,161	(1.6)	$35,982	$35,172	2.3

Adjusted NOI:
Straight-line rents	(99)	(109)	(9.2)	(506)	(697)	(27.4)
Above market lease intangibles, net	—	—	—	53	116	(54.3)
	$8,914	$9,052	(1.5)	$35,529	$34,591	2.7

(1)       Geographic concentration excludes Mezzanine Loans as the investment and revenues associated with these assets cannot be allocated to a particular geographic region.

(2)       Amounts are reflected as originally reported.

See Reporting Definitions and Supplemental Financial Measures Disclosures

40

Owned Skilled Nursing Portfolio

As of and for the year ended December 31, 2008, dollars in thousands

Lease Expirations and Secured Loan Maturities

		Annualized Revenues
	Properties	Amount	%
2009	4	$1,402	4
2010	2	1,501	4
2011	—	—	—
2012	—	—	—
2013	10	6,914	19
2014	9	6,672	18
2015	5	3,249	9
2016	5	4,869	13
2017	9	7,953	21
2018	4	2,168	6
Thereafter	3	2,318	6
	51	$37,046	100

See Reporting Definitions and Supplemental Financial Measures Disclosures

41

Investment Management Platform

As of and for the year ended December 31, 2008, dollars and square feet in thousands

	Property		Rental	Operating	Average			EBITDAR		EBITDARM
HCP Ventures II (35%)(1)	Count	Investment	Revenues	Expenses	Age (Years)	Units	Occupancy %	Amount	CFC	Amount	CFC
Assisted living	2	$11,087	$891	$—	13	111	91.1	$579	0.75 x	$779	1.01 x
Independent living	20	981,284	74,111	3	19	5,074	94.0	65,020	1.00 x	72,645	1.12 x
CCRCs	3	107,714	8,419	1	14	444	90.8	6,853	0.93 x	7,880	1.07 x
	25	$1,100,085	$83,421	$4	18	5,629	93.7	$72,452	0.99 x	$81,304	1.11 x

	Property		Rental	Operating	Average
HCP Ventures III (30%)	Count	Investment	Revenues	Expenses	Age (Years)	Square Feet	Occupancy %
On-Campus	9	$108,597	$13,744	$4,437	8	606	100.0
Off-Campus	4	32,482	4,379	1,655	8	183	100.0
	13	$141,079	$18,123	$6,092	8	789	100.0

	Property		Rental	Operating	Average
HCP Ventures IV (20%)	Count	Investment	Revenues	Expenses	Age (Years)	Square Feet	Occupancy %(2)
Medical office:
On-Campus	23	$227,120	$25,176	$11,931	20	1,212	83.0
Off-Campus	27	322,453	34,927	14,166	18	1,368	89.2
Life science	4	23,855	1,947	279	12	111	100.0
Hospital:
LTACH	1	12,184	1,031	200	2	N/A	N/A
Rehab	1	13,965	1,358	7	3	N/A	N/A
Specialty	2	55,224	5,531	655	4	N/A	N/A
	58	$654,801	$69,970	$27,238	17

	Property		Rental	Operating	Average
HCP Life Science (50%-63%)	Count	Investment	Revenues	Expenses	Age (Years)	Square Feet	Occupancy %
San Francisco	2	$40,560	$5,594	$1,224	12	147	100.0
San Diego	2	39,767	4,481	490	13	131	96.8
	4	$80,327	$10,075	$1,714	13	278	98.5

(1)       All facilities are operated by Horizon Bay Senior Communities.

(2)       Certain operators in the Investment Management Platform hospital portfolio are not required under their respective leases to provide operational data.

See Reporting Definitions and Supplemental Financial Measures Disclosures

42

Investment Management Platform

As of and for the year ended December 31, 2008, dollars in thousands

Portfolio Diversification

Geographic Concentration

	Investment		Rental	Operating
State	Amount	%	Revenues	Expenses
TX	$611,046	31	$57,805	$14,014
FL	436,004	22	36,872	5,286
IL	235,503	12	19,742	2,026
RI	201,036	10	16,652	1
CA	154,225	8	15,309	1,714
AZ	113,759	5	10,150	2,908
AL	58,394	3	6,866	2,032
TN	34,688	2	4,141	1,644
MO	33,326	2	3,183	1,300
NC	23,855	1	1,947	279
Other	74,456	4	8,922	3,844
	$1,976,292	100	$181,589	$35,048

See Reporting Definitions and Supplemental Financial Measures Disclosures

43

Reporting Definitions

Acute Care Hospitals.  Acute care hospitals offer a wide range of services such as fully-equipped operating and recovery rooms, obstetrics, radiology, intensive care, open heart surgery and coronary care, neurosurgery, neonatal intensive care, magnetic resonance imaging, nursing units, oncology, clinical laboratories, respiratory therapy, physical therapy, nuclear medicine, rehabilitation services and outpatient services.

Annualized Debt Service.  The most recent monthly interest and principal amortization due to HCP as of period end annualized for twelve months.  The Company uses Annualized Debt Service for purposes of determining Debt Service Coverage.

Annualized Revenues.  The most recent monthly base rent, income from direct financing leases and/or interest income annualized for twelve months.  Annualized Revenues do not include tenant recoveries, additional rents and non-cash revenue adjustments (i.e., straight-line rents, amortization of above and below market lease intangibles, interest accretion and deferred revenues).  The Company uses Annualized Revenues for the purpose of determining Relationship Concentrations, Lease Expirations and Secured Loan Maturities.

Assets Held for Sale.  Assets of discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Assisted Living Facility (“ALF”).  A senior housing facility that predominantly consists of assisted living units is classified by the Company as an ALF.

Beds/Units/Square Feet.  Senior housing facilities are measured in units (e.g., studio, one or two bedroom units).  MOBs and life science facilities are measured in square feet. Hospitals and skilled nursing facilities are measured in licensed bed count.

Book Value.  The carrying amount as reported in the Company’s financial statements.

Cash Flow Coverage (“CFC”).  Facility EBITDAR or Facility EBITDARM for the most recent twelve months of available data divided by the Same Period Rent.  Cash Flow Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related rent and other obligations to the Company.  However, its usefulness is limited by, among other things, the same factors that limit the usefulness of Facility EBITDAR or Facility EBITDARM.  The coverages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.

Consolidated Assets.  Total assets as reported in the Company’s consolidated financial statements.

Consolidated Book Capitalization.  The carrying amount of (i) Consolidated Debt, plus (ii) minority interests, plus (iii) stockholders’ equity, as reported in the Company’s consolidated financial statements.

Consolidated Debt.  The carrying amount of bank line of credit, bridge and term loans (if applicable), senior unsecured notes, mortgage debt and other debt as reported in the Company’s consolidated financial statements.

Consolidated Gross Assets.  The carrying amount of total assets, excluding investments in and advances to unconsolidated joint ventures, after adding back accumulated depreciation and amortization, as reported in the Company’s consolidated financial statements.

Consolidated Market Capitalization.  Consolidated Debt at Book Value plus Consolidated Market Equity.

Consolidated Market Equity.  The total number of outstanding shares of the Company’s common stock multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end, plus the total number of convertible partnership units multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end (adjusted for stock splits), plus the total number of outstanding shares of the Company’s preferred stock multiplied by the closing price of its preferred stock on the New York Stock Exchange as of period end.

Consolidated Secured Debt.  Mortgage debt secured by real estate excluding debt on assets held for sale as reported in the Company’s consolidated financial statements.

Consolidated Undepreciated Book Capitalization.  Consolidated Book Capitalization after adding back accumulated depreciation and amortization on the Company’s real estate assets, as reported in the Company’s consolidated financial statements.

Continuing Care Retirement Community (“CCRC”).  A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing) is classified by the Company as a CCRC.

Debt Service.  The periodic payment of interest expense and principal amortization on secured loans.

Debt Service Coverage (“DSC”).  Facility EBITDAR or Facility EBITDARM for the most recent twelve months of available data divided by Annualized Debt Service. Debt Service Coverage is a supplemental measure of the property’s ability to generate sufficient cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related obligations to the Company under loan agreements.  However, its usefulness is limited by the same factors that limit the usefulness of Facility EBITDAR or Facility EBITDARM.  The coverages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.

Development.  Includes ground-up construction and redevelopments.

Direct Financing Lease (“DFL”).  The Company uses the direct finance method of accounting to record income from DFLs.  For leases accounted for as DFLs, future minimum lease payments are recorded as a receivable.  The difference between the future minimum lease payments and the estimated residual values less the cost of the properties is recorded as unearned income.  Unearned income is deferred and amortized to income over the lease terms to provide a constant yield.  Investments in DFLs are presented net of unamortized interest income.

Estimated Completion Date.  For development projects, management’s estimate of the date the core and shell structure improvements are expected to be or have been completed.  For redevelopment projects, management’s estimate of the time in which major construction activity in relation to the scope of the project has been substantially completed.

44

Reporting Definitions

Facility EBITDAR (“EBITDAR”).  Earnings before interest, taxes, depreciation, amortization and rent for a particular facility accruing to the operator/tenant of the property (not the Company).  The Company uses Facility EBITDAR in determining Cash Flow Coverage and Debt Service Coverage.  Facility EBITDAR has limitations as an analytical tool.  Facility EBITDAR does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments.  In addition, Facility EBITDAR does not represent a property’s net income or cash flow from operations and should not be considered an alternative to those indicators.  However, the Company receives periodic financial information from operators/tenants regarding the performance of the Company’s facilities under the operator’s/tenant’s management.  The Company utilizes Facility EBITDAR as a supplemental measure of the ability of those properties to generate sufficient liquidity to meet related obligations to the Company.  Facility EBITDAR includes the greater of (i) contractual management fees or (ii) an imputed management fee of 2% for acute care hospitals and 5% for skilled nursing facilities and senior housing facilities which the Company believes represents typical management fees in their respective industries.  All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

Facility EBITDARM (“EBITDARM”).  Earnings before interest, taxes, depreciation, amortization, rent and management fees for a particular facility accruing to the operator/tenant of the property (not the Company).  The Company uses Facility EBITDARM in determining Cash Flow Coverage and Debt Service Coverage.  Facility EBITDARM has limitations as an analytical tool.  Facility EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments.  In addition, Facility EBITDARM does not represent a property’s net income or cash flow from operations and should not be considered an alternative to those indicators.  However, the Company receives periodic financial information from operators/tenants regarding the performance of the Company’s facilities under the operator’s/tenant’s management.  The Company utilizes Facility EBITDARM as a supplemental measure of the ability of those properties to generate sufficient liquidity to meet related obligations to the Company.  All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

GAAP.  U.S. generally accepted accounting principles.

HCP Life Science.  Includes three unconsolidated joint ventures between the Company and an institutional capital partner for which the Company is the managing member.  HCP Life Science includes the following partnerships: (i) Torrey Pines Science Center LP (50%), (ii) Britannia Biotech Gateway LP (55%) and (iii) LASDK LP (63%).  The unconsolidated joint ventures were acquired as part of the Company’s purchase of Slough Estates USA Inc. on August 1, 2007.

HCP Ventures II.  An unconsolidated joint venture formed on January 5, 2007 between the Company and an institutional capital partner, for which the Company is the managing member and has a 35% interest.

HCP Ventures III.  An unconsolidated joint venture formed on October 27, 2006 between the Company and an institutional capital partner, for which the Company is the managing member and has an effective 25.5% interest.

HCP Ventures IV.  An unconsolidated joint venture formed on April 30, 2007 between the Company and an institutional capital partner, for which the Company is the managing member and has a 20% interest.

Independent Living Facility (“ILF”).  A senior housing facility that predominantly consists of independent living units.

Investment.  Represents (i) the carrying amount of real estate assets, including intangibles, after adding back accumulated depreciation and amortization, excluding assets held for sale and classified as discontinued operations and (ii) the carrying amount of direct financing leases and debt investments, excluding interest accretion.

Investment Management Platform.  Includes the following unconsolidated joint ventures: (i) HCP Life Science, (ii) HCP Ventures II, (iii) HCP Ventures III and (iv) HCP Ventures IV.

Life Science.  Laboratory and office space primarily for biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry.

Long-Term Acute Care Hospitals (“LTACHs”).  LTACHs provide care for patients with complex medical conditions that require longer stays and more intensive care, monitoring or emergency back-up than that available in most skilled nursing-based programs.

Marketable Securities.  The Company classifies its existing marketable equity and debt securities as available-for-sale in accordance with provisions of Statement of Financial Accounting Standards No. 115. These securities are carried at fair market value, with unrealized gains and losses reported in stockholders’ equity as a component of accumulated other comprehensive income.

MOB.  Medical office building.

Occupancy.  For MOBs and life science facilities, occupancy represents the percentage of total rentable square feet leased where rental payments have commenced, including month-to-month leases, as of the date reported. For hospitals, skilled nursing facilities and senior housing facilities, occupancy represents the facilities’ operating occupancy for the trailing twelve months of the most recent quarter of available data.  The percentages are calculated based on licensed beds, available beds and units for hospitals, skilled nursing facilities and senior housing facilities, respectively.  The percentages shown exclude newly completed facilities under lease-up, vacant facilities and facilities for which data is not available or meaningful.  All facility financial performance data were derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

Other Debt Investments.  Marketable debt securities and loans not secured by real estate.

Owned Portfolio.  Represents owned properties, direct financing leases, loans and marketable debt securities, and excludes properties under and land held for future development.

Percentage Pre-leased.  Represents the percentage of a development project’s estimated square footage attributed to signed leases.

45

Reporting Definitions

Pooled Leases.  Two or more leases to the same operator/tenant or their subsidiaries under which their obligations are combined by virtue of a master lease, or multiple master leases, a pooling agreement, or multiple pooling agreements, or cross-guaranties. Sunrise Senior Living percentage pooled consists of 90 assets under 11 separate pools.

Redevelopment Projects.  Properties that require significant capital expenditures (generally more than 25% of acquired cost or existing basis) to achieve stabilization or to change the use of the properties.

Rehabilitation Hospitals (“Rehab”).  Rehabilitation hospitals provide inpatient and outpatient care for patients who have sustained traumatic injuries or illnesses, such as spinal cord injuries, strokes, head injuries, orthopedic problems, work-related disabilities and neurological diseases.

Renewal Rate.  The Company defines renewal rate as the ratio of total square feet expiring and available for lease to total renewed square feet, excluding the square feet for tenant leases terminated for default or buy-out prior to the expiration of their lease.

Rental Revenues.  Represents rental and related revenues, tenant recoveries and income from direct financing leases.

Same Period Rent.  The base rent plus additional rent due to the Company over the most recent trailing twelve-month period as of period end.  The Company uses Same Period Rent for purposes of determining property-level Cash Flow Coverage.

Same Property Portfolio (“SPP”).  An important component of the Company’s evaluation of the operating performance of its properties.  The Company defines its same property portfolio each quarter as those properties that have been in operation throughout the current year and the prior year and that were also in operation at January 1st of the prior year.  Newly acquired assets, developments and redevelopments in process and assets classified in discontinued operations are excluded from the same property portfolio.  Same property statistics allow management to evaluate the NOI of its real estate portfolio as a consistent population from period to period and eliminates the effects of changes in the composition of the properties on performance measures.

Senior Housing.  ALFs, ILFs and CCRCs.  For reporting purposes, the Company’s senior housing portfolio also includes a school formerly operated as an assisted living facility and six health and wellness centers.

Specialty Hospitals.  Specialty hospitals are licensed as acute care hospitals but focus on providing care in specific areas such as cardiac, orthopedic and women’s conditions, or specific procedures such as surgery and are less likely to provide emergency services.

Square Feet.  The square footage for properties, excluding square footage for development or redevelopment properties prior to completion.

Stabilization.  Assets are considered stabilized at the earlier of achieving 90% occupancy or one year from the completion of development or redevelopment activities.

Total Book Capitalization.  Total Debt plus the carrying amount of minority interests plus the carrying amount of stockholders’ equity.

Total Debt.  Consolidated Debt at Book Value plus the Company’s pro rata share of debt from the Investment Management Platform.

The following table details the calculation of Total Debt:

In thousands

	December 31,
	2008	2007
Bank line of credit	$150,000	$951,700
Bridge and term loans	520,000	1,350,000
Senior unsecured notes	3,523,513	3,819,950
Mortgage debt	1,641,734	1,277,291
Mortgage debt on assets held for sale	—	3,470
Other debt	102,209	108,496
Consolidated debt	5,937,456	7,510,907
HCP’s share of unconsolidated debt(1)	346,470	340,506
Total debt	$6,283,926	$7,851,413

Total Gross Assets.  Consolidated Gross Assets plus the Company’s pro rata share of total assets from the Investment Management Platform, after adding back accumulated depreciation and amortization.

The following table details the calculation of Total Gross Assets:

In thousands

	December 31,
	2008	2007
Consolidated total assets	$11,849,826	$12,521,772
Investments in and advances to unconsolidated joint ventures	(272,929)	(248,894)
Accumulated depreciation and amortization	1,002,632	707,419
Accumulated depreciation and amortization from assets held for sale	16,051	123,001
Consolidated gross assets	$12,595,580	$13,103,298
HCP’s share of unconsolidated total assets(1)	561,397	555,343
HCP’s share of unconsolidated accumulated depreciation and amortization(1)	46,629	17,593
Total gross assets	$13,203,606	$13,676,234

(1)        Reflects the Company’s pro rata share of amounts from the Investment Management Platform.

46

Reporting Definitions

Total Market Capitalization.  Total Debt plus Consolidated Market Equity.

The following table details the calculation of Total Market Capitalization:

In thousands, except price data

	December 31, 2008
	Shares/Units	Price	Value
Common stock	253,601	$27.77	$7,042,500

Convertible partnership units
2 for 1(1)	1,627	55.54	90,364
1 for 1(2)	3,185	27.77	88,447
			178,811
Preferred stock:
7.25% Series E	4,000	16.61	66,440
7.10% Series F	7,820	16.60	129,812
			196,252

Consolidated market equity			$7,417,563

Consolidated debt			5,937,456

Consolidated market capitalization			$13,355,019

HCP’s share of unconsolidated debt(3)			346,470

Total market capitalization			$13,701,489

Total Secured Debt.  Consolidated secured debt plus the Company’s pro rata share of mortgage debt from the Investment Management Platform.

Total Undepreciated Book Capitalization.  Total Book Capitalization after adding back accumulated depreciation and amortization on the Company’s real estate assets and the Company’s pro rata share of accumulated depreciation and amortization on real estate assets in unconsolidated joint ventures.

The following table details the calculation of Total Undepreciated Book Capitalization at:

In thousands

	December 31,
	2008	2007
Total debt	$6,283,926	$7,851,413
Total minority interests	206,569	339,271
Total stockholders’ equity	5,201,271	4,103,709
Total book capitalization	11,691,766	12,294,393
Accumulated depreciation and amortization	1,002,632	707,419
Accumulated depreciation and amortization from assets held for sale	16,051	123,001
HCP’s share of unconsolidated accumulated depreciation and amortization(3)	46,629	17,593
Total undepreciated book capitalization	$12,757,078	$13,142,406

Yield.  Yield is calculated as Net Operating Income, as adjusted, divided by total investment.  For acquisitions, initial yields are calculated as projected Net Operating Income, twelve months forward, as adjusted, as of the closing date divided by total acquisition cost.  The total acquisition cost basis includes the initial purchase price, the effects of adjusting assumed debt to market, lease intangible adjustments and all transaction costs.

(1)

Each convertible partnership unit is exchangeable for an amount of cash approximating the then-current market value of two shares of the Company’s common stock at the time of conversion or, at the Company’s election, two shares of the Company’s common stock.

(2)

Each convertible partnership unit is exchangeable for an amount of cash approximating the then-current market value of one share of the Company’s common stock at the time of conversion or, at the Company’s election, one share of the Company’s common stock.

(3)	Excludes unconsolidated joint ventures outside of the Investment Management Platform.

47

Supplemental Financial Measures Disclosures

Adjusted Fixed Charge Coverage.  Adjusted EBITDA divided by Fixed Charges.  The Company uses Adjusted Fixed Charge Coverage, a non-GAAP financial measure, as a measure of liquidity. The Company believes Adjusted Fixed Charge Coverage provides investors, particularly fixed income investors, relevant and useful information because it measures the Company’s ability to meet its interest payments on outstanding debt and pay dividends to its preferred stockholders. The Company’s various debt agreements contain covenants that require the Company to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain debt instruments of the Company.  However, since this ratio is derived from Adjusted EBITDA and Fixed Charges, its usefulness is limited by the same factors that limit the usefulness of Adjusted EBITDA and Fixed Charges.  Further, the Company’s computation of Adjusted Fixed Charge Coverage may not be comparable to similar fixed charge coverage ratios reported by other companies.

The following table details the calculation of Adjusted Fixed Charge Coverage:

In thousands

	Three months ended		Year ended
	December 31,		December 31,
	2008	2007	2008	2007

Net income	$40,371	$50,295	$448,495	$589,015
Interest expense:
Continuing operations	83,902	101,045	348,402	355,479
Discontinued operations	191	514	911	3,355
Income taxes:
Continuing operations	(512)	2,465	4,292	1,460
Discontinued operations	(127)	22	(455)	2,058
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	81,292	75,414	314,632	258,947
Discontinued operations	192	3,885	6,604	22,232
Equity (income) loss from unconsolidated joint ventures	410	(1,887)	(3,326)	(5,645)
HCP’s share of EBITDA from the Investment Management Platform	7,666	11,006	40,096	37,888
Other joint venture adjustments	610	642	2,490	2,251
EBITDA	213,995	243,401	1,162,141	1,267,040

Minority interests’ share in earnings	4,848	6,364	21,903	24,356
Impairments of real estate and intangible assets, net	14,026	—	27,451	—
Impairments of investments in unconsolidated joint ventures	400	—	400	—
Gain on sales of real estate and real estate interest	(794)	(11,315)	(228,604)	(413,725)
Adjusted EBITDA	$232,475	$238,450	$983,291	$877,671

Interest expense:
Continuing operations	$83,902	$101,045	$348,402	$355,479
Discontinued operations	191	514	911	3,355
HCP’s share of interest expense from the Investment Management Platform	5,165	5,235	20,705	18,805
Capitalized interest	5,011	8,322	27,490	12,346
Preferred stock dividends	5,282	5,282	21,130	21,130
Fixed charges	$99,551	$120,398	$418,638	$411,115

Adjusted fixed charge coverage	2.3 x	2.0 x	2.3 x	2.1 x

48

Supplemental Financial Measures Disclosures

EBITDA and Adjusted EBITDA.  The real estate industry uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, as a measure of both operating performance and liquidity.  Adjusted EBITDA is calculated as EBITDA excluding minority interests’ share in earnings, impairments and gains or losses from real estate dispositions. The Company uses EBITDA and Adjusted EBITDA to measure both its operating performance and liquidity.  The Company considers Adjusted EBITDA to provide investors relevant and useful information because it permits investors to view income from its operations on an unleveraged basis before the effects of taxes, non-cash depreciation and amortization, impairments and gains or losses from real estate dispositions.  By excluding interest expense, Adjusted EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries.  The Company considers Adjusted EBITDA to be a useful supplemental measure for reviewing its comparative performance with other companies because, by excluding non-cash depreciation expense, Adjusted EBITDA can help the investing public compare the performance of a real estate company to that of companies in other industries. As a liquidity measure, the Company believes that EBITDA and Adjusted EBITDA help investors analyze the Company’s ability to meet its interest payments on outstanding debt and to make preferred dividend payments.  The Company’s various debt agreements contain covenants that require the Company to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain debt instruments of the Company.  The Company believes investors should consider EBITDA and Adjusted EBITDA, in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of its performance between periods and as against other companies.  By excluding interest, taxes, depreciation and amortization, impairments and gains or losses from real estate dispositions when assessing the Company’s financial performance, an investor is assessing the earnings generated by the Company’s operations, but not taking into account the eliminated expenses or gains or losses from real estate dispositions incurred in connection with such operations.  As a result, EBITDA and Adjusted EBITDA have limitations as analytical tools and should be used in conjunction with the Company’s required GAAP presentations.  EBITDA and Adjusted EBITDA do not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments.  Also, EBITDA and Adjusted EBITDA do not reflect the cash required to make interest and principal payments on the Company’s outstanding debt.  While Adjusted EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity.  Further, the Company’s computation of EBITDA and Adjusted EBITDA may not be comparable to similar measures reported by other companies.

The following table reconciles Adjusted EBITDA from net cash provided by operating activities:

In thousands

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007

Net cash provided by operating activities	$113,314	$143,230	$568,697	$453,051
Changes in:
Accounts receivable	4,200	10,489	(10,681)	13,115
Other assets	(2,947)	(3,763)	3,713	14,621
Accounts payable and accrued liabilities	17,799	(29,762)	7,023	(26,634)
Impairments of investments in unconsolidated joint ventures	(400)	—	(400)	—
Impairments of real estate and intangible assets, net	(14,026)	—	(27,451)	—
Derivative losses, net	(2,774)	—	(4,577)	—
Marketable securities losses (gains), net	(4,484)	(2,641)	(7,230)	2,233
Gain on early repayment of debt	2,396	—	2,396	—
Gain on sales of real estate and real estate interest	794	11,315	228,604	413,725
Minority interests’ share in earnings	(4,848)	(6,364)	(21,903)	(24,356)
Distributions of earnings from unconsolidated joint ventures	(3,009)	(2,116)	(6,745)	(5,264)
Equity income (loss) from unconsolidated joint ventures	(410)	1,887	3,326	5,645
Deferred rental revenue	2,296	(90)	(13,931)	(9,027)
Interest accretion	6,885	2,311	27,019	8,739
Straight-line rents	10,818	10,258	39,463	49,725
Recovery of loan losses	—	—	—	386
Amortization of debt premiums, discounts and issuance costs, net	(3,041)	(5,139)	(12,267)	(20,413)
Stock-based compensation	(3,128)	(2,892)	(13,765)	(11,408)
Amortization of above and below market lease intangibles, net	2,420	2,871	8,440	6,056
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	(81,292)	(75,414)	(314,632)	(258,947)
Discontinued operations	(192)	(3,885)	(6,604)	(22,232)
Net income	40,371	50,295	448,495	589,015

Interest expense:
Continuing operations	83,902	101,045	348,402	355,479
Discontinued operations	191	514	911	3,355
Income taxes:
Continuing operations	(512)	2,465	4,292	1,460
Discontinued operations	(127)	22	(455)	2,058
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	81,292	75,414	314,632	258,947
Discontinued operations	192	3,885	6,604	22,232
Equity (income) loss from unconsolidated joint ventures	410	(1,887)	(3,326)	(5,645)
HCP’s share of EBITDA from the Investment Management Platform	7,666	11,006	40,096	37,888
Other joint venture adjustments	610	642	2,490	2,251
EBITDA	213,995	243,401	1,162,141	1,267,040

Minority interests’ share in earnings	4,848	6,364	21,903	24,356
Impairments of real estate and intangible assets, net	14,026	—	27,451	—
Impairments of investments in unconsolidated joint ventures	400	—	400	—
Gain on sales of real estate and real estate interest	(794)	(11,315)	(228,604)	(413,725)
Adjusted EBITDA	$232,475	$238,450	$983,291	$877,671

49

Supplemental Financial Measures Disclosures

Financial Leverage.  Total Debt divided by Total Gross Assets. The Company believes that its Financial Leverage is a meaningful supplemental measure of its financial position, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. The Company believes that its Financial Leverage is a meaningful supplemental measure of its financial position, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies.  The Company believes that the ratio of consolidated debt to consolidated gross assets is the most directly comparable GAAP measure to Financial Leverage.  The Company’s computation of its Financial Leverage may not be identical to the computations of financial leverage reported by other companies.  The Company’s share of total debt is not intended to reflect its actual liability or ability to access assets should there be a default under any or all of such loans or a liquidation of the joint ventures.

Fixed Charges.  Total interest expense plus capitalized interest plus preferred stock dividends.  The Company uses Fixed Charges to measure its interest payments on outstanding debt and dividends to its preferred stockholders for purposes of presenting Fixed Charge Coverage and Adjusted Fixed Charge Coverage.  However, the usefulness of Fixed Charges is limited as, among other things, it does not include all contractual obligations.  The Company’s computation of Fixed Charges should not be considered an alternative to fixed charges as defined by Item 503(d) of Regulation S-K and may not be comparable to fixed charges reported by other companies.

Funds From Operations (“FFO”).  The Company believes that net income as defined by GAAP is the most appropriate earnings measure.  The Company also believes that Funds From Operations, or FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), FFO applicable to common shares, Diluted FFO applicable to common shares, and Basic and Diluted FFO per common share are important non-GAAP supplemental measures of operating performance for a real estate investment trust.  Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time.  However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative.  Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments to derive the Company’s pro rata share of FFO from consolidated and unconsolidated joint ventures.  Adjustments for joint ventures are calculated to reflect FFO on the same basis.  The Company believes that the use of FFO, combined with the required GAAP presentations, improves the understanding of operating results of real estate investment trusts among investors and makes comparisons of operating results among such companies more meaningful.  The Company considers FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, FFO can help investors compare the operating performance of a real estate investment trust between periods or as compared to other companies. While FFO is a relevant and widely used measure of operating performance of real estate investment trusts, it does not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor is FFO necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently from the Company. For a reconciliation of FFO to net income, please refer to the slide in this supplemental information package captioned “Consolidated Funds From Operations.”

FFO Payout Ratio per Common Share.  Dividends declared per common share divided by Diluted FFO per common share for a given period.  The Company believes the FFO Payout Ratio per Common Share provides investors relevant and useful information because it measures the portion of FFO being declared as dividends to common stockholders.  FFO Payout Ratio per Common Share is subject to the same limitations noted in the definition of FFO above.

Net Operating Income from Continuing Operations (“NOI”).  A non-GAAP supplemental financial measure used to evaluate the operating performance of real estate properties and SPP.  The Company defines NOI as rental revenues, including tenant reimbursements and income from direct financing leases, less property level operating expenses. NOI excludes investment management fee income, depreciation and amortization, general and administrative expenses, impairments, gain on sale of real estate interest, interest and other income, net, interest expense, income taxes, equity income from unconsolidated joint ventures, minority interests’ share in earnings and discontinued operations.  The Company believes NOI provides investors relevant and useful information because it measures the operating performance of the Company’s real estate at the property level on an unleveraged basis.  NOI, as adjusted, is calculated as NOI eliminating the effects of straight-line rents, amortization of above and below market lease intangibles, and lease termination fees. NOI, as adjusted, is sometimes referred as “adjusted NOI” or “cash basis NOI.”  The Company uses NOI and NOI, as adjusted, to make decisions about resource allocations, to assess and compare property level performance, and evaluate SPP.  The Company believes that net income is the most directly comparable GAAP measure to NOI.  NOI should not be viewed as an alternative measure of operating performance to net income as defined by GAAP since it does not reflect the aforementioned excluded items.  Further, NOI may not be comparable to that of other real estate investment trusts, as they may use different methodologies for calculating NOI.

The following table reconciles NOI from net income:

In thousands

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007
Net income	$40,371	$50,295	$448,495	$589,015
Investment management fee income	(1,475)	(1,519)	(5,923)	(13,581)
Depreciation and amortization	81,292	75,414	314,632	258,947
General and administrative	19,042	14,804	75,686	68,401
Impairments	14,026	—	24,660	—
Gain on sale of real estate interest	—	—	—	(10,141)
Interest and other income, net	(28,373)	(20,855)	(156,752)	(75,580)
Interest expense	83,902	101,045	348,402	355,479
Income taxes	(512)	2,465	4,292	1,460
Equity (income) loss from unconsolidated joint ventures	410	(1,887)	(3,326)	(5,645)
Minority interests’ share in earnings	4,848	6,194	21,263	23,536
Total discontinued operations, net of taxes	(241)	(23,235)	(244,166)	(473,367)
NOI	$213,290	$202,721	$827,263	$718,524

50

Company Information and Safe Harbor Statement

The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, as amended, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC.  The Reporting Definitions and Supplemental Financial Measures Disclosures are an integral part of the information presented herein.

On the Company’s  internet website, www.hcpi.com, you can access, free of charge, its Annual Report on Form 10-K, as amended, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.  The information contained on its website is not incorporated by reference into, and should not be considered a part of, this supplemental information package.  In addition, the SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including HCP, that file electronically with the SEC at www.sec.gov.

For more information, contact Mark A. Wallace, Executive Vice President, Chief Financial Officer and Treasurer at (562) 733-5100.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this supplemental information which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include among other things the Company’s estimate of (i) yields, (ii) completion dates, stabilization dates, rentable square feet and total investment for development projects in progress, and (iii) rentable square feet for land held for future development. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include but are not limited to: national and local economic conditions, including the possibility of a prolonged recession; continued volatility in the capital markets, including changes in interest rates and the availability and cost of capital, which changes and volatility affect opportunities for profitable investment; the Company’s ability to access external sources of capital when desired and on reasonable terms; the Company’s ability to manage its indebtedness levels; changes in the terms of the Company’s indebtedness; the Company’s ability to maintain its credit ratings; the Company’s ability to achieve its expected benefits from acquisitions, including integrating and preserving the goodwill of those companies; competition for lessees and mortgagors (including new leases and mortgages and the renewal or rollover of existing leases); continuing reimbursement uncertainty in the skilled nursing segment; competition in the senior housing segment specifically and in the healthcare industry in general; the Company’s ability to acquire, sell or lease facilities and the timing of acquisitions, sales and leasings; the Company’s ability to realize the benefits of its mezzanine investments; the ability of the Company’s lessees and  mortgagors to maintain the financial strength and liquidity necessary to satisfy their respective obligations to the Company and other third parties, including without limitation obligations to their lenders or other obligees under their financing arrangements; the bankruptcy or insolvency of our operators, lessees, borrowers or other obligors; the effect of any restructuring of the Company’s contractual relationships with such entities; changes in healthcare laws and regulations and other changes in the healthcare industry which affect the operations of the Company’s lessees or obligors; changes in the Company’s management; litigation claims and developments; costs of compliance with building regulations; changes in tax laws and regulations; changes in rules governing financial reporting, including new accounting pronouncements; and other risks described from time to time in the Company’s Securities and Exchange Commission filings. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.

51